LEASE





                               Feberuary 15, 1993






                                 By and Between





                           500 SANSOME STREET COMPANY,
                             a limited partnership,

                                    Landlord




                                       and




                       INSTANT VIDEO TECHNOLOGIES, INC.,
                             a Delaware corporation


                                     Tenant

                                   INDEX TO LEASE


           Headings                                               PAGE
           --------                                               ----

     1.    Parties                                                  1
     2.    Term                                                     1
     3.    Use                                                      1
     4.    Rent                                                     1
     5.    Services                                                 4
     6.    Landlord's Title                                         5
     7.    Certain Rights Reserved Landlord                         5
     8.    Default Under Other Lease                                6
     9.    Waiver Of Certain Claims                                 6
     10.   Holding Over                                             7
     11.   Assignment And Subletting                                7
     12.   Condition Of Premises                                    9
     13.   Alterations                                              9
     14.   Use Of Premises                                          10
     15.   Repairs                                                  11
     16.   Untenantability                                          12
     17.   Eminent Domain                                           13
     18.   Compliance With Law                                      13
     19.   Default                                                  14
     20.   Insolvency Or Bankruptcy                                 15
     21.   Notices                                                  15
     22.   Subordination Of Lease                                   16
     23.   Taxes Payable By Tenant                                  17
     24.   Miscellaneous                                            17
     25.   Alterations By Landlord                                  18
     26.   Insurance                                                18
     27.   Attorney's Fees                                          19
     28.   Successors And Assigns                                   19
     29.   Surrender Of Lease                                       19
     30.   Captions                                                 20
     31.   Sale By Landlord                                         20
     32.   Improvements To Premises                                 20
     33.   Energy Conservation                                      20
     34.   Late Charges                                             20
     35.   Additional Charges                                       21
     36.   Right to Expand                                          21
     37.   Landlord's Right To Terminate                            21
     38.   Landlord's Right to Relocate                             21
     39.   Security Deposit                                         21



Attachments
-----------
Exhibit "A"          Premises
Exhibit "B"          Work Letter
Exhibit "C"          Rules and Regulations

         1. Parties. 500 Sansome Street Company, (a limited partnership), Landlord, leases to Instant Video Technologies, Inc. (a Delaware corporation), Tenant, those premises consisting of Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California, which premises are designated on Exhibit "A" attached hereto and made a part hereof. Said remises are hereinafter called "premises".

         2. Term. The term of this lease shall be for one (1) year commencing February 16, 1993, and terminating February 15, 1994, inclusive. Tenant shall, at least ninety (90) days before the expiration of the term of this lease, give to Landlord written notice of Tenant's intention to surrender the premises upon expiration of the term of this lease.

         3. Use. The premises are to be used for business offices and for no other business or purpose without the prior written consent of Landlord.

         4. Rent And Other Payments. Tenant shall pay to Landlord without deduction or offset, at 500 Sansome Street, San Francisco, Suite 303, California 94111, or elsewhere as designated from time to time by Landlord's notice:

                  (a) Basic Rental.

                           (i) Upon execution of the lease, Twelve Thousand Four
Hundred Sixteen Dollars ($12,416.00 shall be deposited with Landlord, Three Thousand One Hundred Four Dollars ($3,104.00) of which is to be applied as rental for the first month's rent due and the balance held as security deposit for the term of the lease.

                           (ii) Tenant shall pay to Landlord,  without deduction
or offset, the sum of Three Thousand One Hundred Four Dollars ($3,104.00), as basic rental for the premises, payable in advance promptly on the first day of every calendar month of the term, and a pro rata portion thereof at the current rent for fractions of a month if the term shall be commenced or terminated on any day other than the first or last day of any month.

                  (b) Operating Costs and Taxes.

                           (i) Operating Costs. Tenant shall pay to Landlord, at
the time hereinafter set forth in this subparagraph (b), 1.577 percent (1.577%) of any increase in Landlord's "operating costs" (as that term is hereinafter defined) for the building in which the premises is located over such operating costs for the calendar year 1993 ("base cost year").

                           The term "operating costs" shall mean those costs and
expenses of Landlord which, in accordance with generally accepted accounting principles as applied to the management, operation and maintenance of office building, are properly chargeable to the management, operation and maintenance of the building in which the premises is located. Such expenses shall include but not be limited to, all management office expenses and management fees, repairs other than repairs constituting capital expenditures, garbage and waste disposal, energy savings devices, insurance premiums (including earthquake insurance premiums), license, permit and inspection fees, utility and sewer usage taxes and charges (as distinguished from charges for utilities), heat, light, water, power, steam, air conditioning and other services, janitorial services, elevator and other maintenance contracts, security guards, and facilities and contracts relating thereto.

                           (ii) Taxes. Tenant shall pay to Landlord, at the time
hereinafter set forth in this subparagraph (b), 1.577 percent (1.577%) of any increase in property taxes (as that term is hereinafter defined) for the building in which the premises is located over and above such property taxes for the base year July 1, 1992 to June 30, 1993.

                           The term  "property  taxes" shall  include but not be
limited to real and personal property taxes (secured and unsecured), any tax or charge levied wholly or partly in lieu of real or personal property taxes, general and special assessments, business taxes, gross receipts taxes, taxes or charges on rentals (as distinguished from rents), governmental charges or levies of any kind and nature for public improvements, services or benefits whether or not such charges or levies became a lien on the premises and the cost of contesting by appropriate proceedings the amount or validity of any of the aforementioned taxes and charges; only excluding from the foregoing those taxes on the net income of Landlord commonly referred to as income taxes, unless such income tax is in lieu of any of the aforementioned taxes or charges, and taxes otherwise included in operating costs. Should, at any time during the term of this lease, property taxes decrease below the 1992-93 base year, Landlord shall adjust property tax base rate to the then current tax base rate.

                           (iii) Estimated Monthly Payments. Tenant shall pay to
Landlord an amount estimated by Landlord to be Tenant's share of operating costs and property taxes payable pursuant to this subparagraph (b) for the then current year. Such payment shall be made on the first day of each month during the term, commencing on the date the term commences or on the first day of the month following the month the term commences if the term commences on a day other than the first day of the month, and shall be one-twelfth (1/12th) of the operating costs and property taxes which are estimated to be payable for the then current year.

                           Landlord shall  calculate such sum payable  hereunder
based upon the operating costs and property taxes paid by Landlord during the respective year immediately preceding the year in which the payment is to be made hereunder. Landlord shall have the right to increase such calculations from time to time based upon any changes in operating costs and property taxes.

                           (iv) Annual Determination and Adjustment.  Within one
hundred-twenty (120) days after the end of each calendar year, including the calendar year in which this lease expires or terminates, Landlord shall furnish to Tenant a statement of the total operating costs and property taxes for the calendar year and Tenant's share of any increases payable pursuant to this subparagraph (b). If Tenant's share of any such increases exceeds the monthly payments made by Tenant pursuant to this subparagraph (b), Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement; and if Tenant's share of any such increases is less than the monthly payments made by Tenant pursuant to this subparagraph (b), Landlord shall pay Tenant the excess at the time Landlord furnished such statement to Tenant. Tenant shall make such payments whether or not Tenant occupies the premises when such payments are due.

                           The annual  determination  and statement of operating
costs and property taxes shall be made by a certified public accountant selected by Landlord. The statement of said certified public accountant shall be final and binding upon Landlord and Tenant.

                  (c) Tenant shall pay as additional rent, within ten (10) days after Landlord renders statements of account therefore, any and all other sums required to be paid under this lease whether or not the same may be designated as additional rent.

         5. Landlord shall provide:

                  (a) Janitorial Service. Janitorial service in and about the premises. If Tenant or tenants who occupy an entire floor so desire, and if Landlord agrees, said Tenant or tenants may provide his or their own janitorial service subject always to the supervision of Landlord, but at the sole responsibility and cost of Tenant or tenants.

                  (b) Heat, Air-Conditioning. When in Landlord's reasonable judgment heat and/or air-conditioning is necessary for comfortable occupation of the premises, it will be furnished during normal business hours, except on Saturdays, Sundays and holidays, subject, however, to applicable governmental laws, rules and regulations. Holidays are defined to include all of those days so indicated in the contract negotiated by Building Owners and Managers Association with the representative unions during the year, so long as such holidays are reasonable in number and duration and heat and/or air-conditioning will be provided on those days that the general business community of the area is open for business. If Tenant desires HVAC during other than regular business hours, Landlord shall use reasonable efforts to furnish such service upon a twenty-four hour notice from Tenant and Tenant shall pay Landlord's charges therefor on demand.

                  (c) Water. Water for ordinary purposes connected with Tenant's stated use of the premises, drawn through fixtures installed by Landlord or by Tenant with Landlord's written consent. Tenant shall pay at prevailing rates for water used for any purpose other than ordinary purposes.

                  (d) Elevator Service. Elevator service will be furnished at all times except when closed for repairs, maintenance or cleaning.

                  (e) Electricity. Except as provided in subparagraph (b) of Paragraph 4, Landlord will make no charge for reasonable use of electric current for lighting purposes, ordinary office machines and computer systems. Tenant shall pay for the quantity used by Tenant beyond the normal business hours at rates fixed by the public utility company furnishing electric current to the building in which the premises is located. Tenant's failure to pay promptly Landlord's proper charges for electricity shall entitle Landlord upon not less than ten (10) days' notice to discontinue furnishing electric current to Tenant and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the premises, or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations.

                  (f) Toilet Facilities. Toilet facilities for both men and women. Landlord does not warrant that any of the above mentioned, or Tenant's possession, occupation or use of the premises will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of Landlord to obtain fuel or supplies, or other cause or causes beyond the reasonable control of Landlord. Any such interruption of service, or Tenant's possession, occupation or use of the premises, shall never be deemed an eviction or disturbance of Tenant's use and possession of the premises or any part thereof, or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this lease.

                  (g) Normal Business Hours. Normal business hours for the building are 7:00 a.m. to 6:00 p.m. Monday through Friday. Excepting legal holidays, Landlord reserves the right to close and keep locked all entrance and exit doors of the building at all other times and during such further hours as Landlord may deem advisable for the adequate protection of the building and the property of its Tenants.

         6. Landlord's Title. Landlord's title is and always will be paramount to the title of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         7. Certain Rights Reserved Landlord. Landlord reserves the following rights: (a) to change the name or street address of the premises without notice or liability of Landlord to Tenant; (b) to designate all sources furnishing sign painting and lettering, mineral water, towels and toilet supplies used on the premises; (c) during the last ninety (90) days of the term or any part thereof, if during or prior to that time Tenant vacates the premises, to decorate, remodel, repair, alter or otherwise prepare the premises for occupancy; (d) to at all times have pass keys to the premises; (e) to grant the exclusive right to conduct any particular business or undertaking in the premises; (f) to provide such security in the building in which the premises is located during normal business hours as in its discretion Landlord deems necessary; (g) to enter the premises at all reasonable hours for inspections, repairs, alterations or additions to the premises, and during the last one hundred-eighty (180) days of this lease to exhibit the premises to others and to display "For Rent" signs; and (h) to enter the premises for any purpose whatsoever related to the safety, protection, and preservation of the premises or Landlord's interest and to require temporary evacuation of all personnel from the premises in the event of any emergency, whether real or threatened, all without being deemed guilty of an eviction or disturbance of Tenant's use and possession and without being liable in any manner to Tenant.

         8. Default Under Other Lease. If the term of any lease, other than this lease, made by Tenant in the premises, shall be terminated or terminable, after the making of this lease, because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this lease by notice to Tenant.

         9. Waiver of Certain Claims. Landlord shall not be liable, and Tenant waives all claims, for damages to person or property sustained by Tenant or any occupant or visitor of or to the premises, resulting from the premises or any part of it or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the premises, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the premises or of any other person including any act of Landlord or his agent in connection with security in the building in which the premises is located, except that due to Landlord's or his agents' willful misconduct or negligence. Without limiting the generality of the foregoing, such limitation and waiver shall include damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas odors or noise or the bursting or leaking of pipes or plumbing fixtures and shall apply equally whether any such damage results from the act or neglect of other tenants, occupants or servants of the premises or of any other person, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage results from any willful misconduct or negligence of Tenant, Landlord may, at Landlord's option, repair such damage, whether caused to the premises or to tenants thereof, and Tenant shall thereupon pay to Landlord the total cost of such repairs and damages, both to the premises and to the tenants thereof. Tenant covenants and agrees to indemnify and save Landlord harmless against and from any and all loss, cost, damage, claim, liability or expense including, but not limited to, reasonable attorney's fees, arising out of or resulting from any injury or claim of injury of any nature or sort whatsoever to any person or property suffered or received in or about the premises at any time during the term hereof including any damage in connection with security in the building in which the premises is located, or resulting from any willful misconduct or negligence of Tenant in the premises which may cause injury to persons or property outside of the premises, or arising out of any failure of Tenant in any respect to comply with any of the requirements or provisions of this lease; provided, however, such indemnity shall exclude matters resulting from Landlord's willful misconduct or negligence. All personal property belonging to Tenant or any occupant of the premises shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for any damage thereto or the theft or misappropriation thereof.

         10. Holding Over. If tenant holds possession hereunder after expiration of the terms of this lease, without prior written consent of Landlord, Tenant shall, at the option of Landlord, become a tenant from month to month at a monthly rate 50 percent (50%) higher than the then prevailing rental paid by Tenant at the expiration of the term of this lease. The foregoing shall not be considered a waiver of Landlord's rights of reentry or any other right hereunder.

         11. Assignment and Subletting.

                  (a) Tenant shall not (i) assign or convey this lease or any interest under it; (ii) allow any transfer hereof or any lien upon Tenant's interest by operation of law; (iii) sublet the premises or any part thereof, or
(iv) permit the use or occupancy of the premises or any part thereof by any one other than Tenant; provided, however, Tenant may assign a Tenant's interest in this lease with the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord, as a condition for Landlord's consent to any assignment, may require the assignee to assume in writing all of the terms and conditions of this lease on the part of Tenant to be performed. If Landlord shall consent to any assignment, neither Tenant nor any assignee shall be relieved of any liability hereunder and in the event of default by any assignee in the performance of any of the terms hereof, no notice of such default or demand of any kind need be served on Tenant or assignee to hold him or them liable to Landlord. Landlord may consent to subsequent assignments without notifying Tenant or any assignee and without obtaining his or their consent thereto. Consent to any such assignment shall not operate as a waive of the requirement of the consent of Landlord to any subsequent assignment.

                  (b) (i) In the event that Tenant shall, at any time or times during the term of this lease, assign this lease or sublet all or part of the premises, Tenant shall pay to Landlord an amount equal to 50 percent (50%) of all bonus rent received by Tenant directly or indirectly in respect of such assignment or sublease. For this purpose, "bonus rent" shall mean, in the case of an assignment, all consideration so received in excess of the rents and charges reserved under this lease, as reduced by the following costs and expenses incurred in connection with the assignment or sublease: a reasonable brokerage commission, reasonable attorneys' fees, reasonable advertising and other costs, the cost of improvements installed by Tenant at its sole cost in connection with a sublease, which cost shall, for purposes of calculating the amount of bonus rent and the installments thereof payable to Landlord, be amortized over a period beginning upon the effective date of the sublease and ending upon the expiration of the term hereof, or if later, upon the date that the term would end if Tenant exercised each and all of the options to extend the term herein provided.

                           (ii) The  aforesaid  percentage  of each  payment  or
installment of bonus rent shall be paid to Landlord at the time such payment or installment is payable pursuant to the terms of the assignment, sublease or other agreement or arrangement. The assignee or sublessee shall, upon assuming the obligations of Tenant under this lease, become jointly and severally liable to Landlord for the payment of Landlord's share of Bonus Rent.

                           (iii) In the  event  that  Landlord  and  Tenant  are
unable to agree on the amount of bonus rent, the amount thereof shall be determined by an appraisal of 100 percent

(100%) of the then fair market rental value of the premises or, in the event of a sublease of less than all of the premises, the then fair market rental value of the portion of the premises subleased.

         12. Condition of Premises. Within fifteen (15) days after Tenant's taking possession of the premises it shall be considered conclusive evidence as against Tenant that the premises were in good order and satisfactory condition when Tenant took possession. No promise of Landlord to alter, remodel or improve the premises and no representation respecting the condition of the premises has been made by Landlord to Tenant, unless the same is contained herein, or made a part hereof by attachment as Exhibit "B", entitled "Work Letter". Tenant waives all right to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. This lease does not grant any rights to light, air or view over property. At the termination of this lease by lapse of time or otherwise, Tenant shall return the premises in as good condition as when Tenant took possession, ordinary wear and loss by fire excepted; failing which, Landlord shall restore to such condition and Tenant shall pay the cost thereof. Tenant may remove any floor covering laid by Tenant, provided (a) Tenant also removes all nails, tacks, paper, glue, bases and other vestiges of the floor covering, and restores the floor surface to the condition existing before such floor covering was laid, or (b) Tenant pays to Landlord, upon request, the cost of restoring the floor surface to such condition. If Tenant does not remove Tenant's floor coverings, radiator covers, drapes, built-in furniture and/or appliances and other like equipment from the premises prior to the end of the term, Tenant shall be conclusively presumed to have abandoned the same and title thereto shall thereby pass to Landlord without payment or credit by Landlord to Tenant.

         13. Alterations. Tenant shall not make any alterations in or additions to the premises without Landlord's prior written consent in each and every instance, and, if such consent be sought, shall comply, before any work is done or any materials are delivered on the premises or into the building in which the premises is located, with Landlord's request for plans, specifications, names of contractors, copies of contracts, necessary permits, and indemnification against liens, costs, damages and expense of all kinds, and shall submit to Landlord's supervision over operations during construction. Tenant shall notify Landlord in writing at least five (5) days in advance of commencement of construction in order to give Landlord time to post Notices of Non-responsibility, and Tenant shall keep the premises free of any liens or encumbrances in any event. Tenant shall carry adequate liability insurance to protect Landlord against any and all damage or loss suffered by anyone resulting from any such alterations or construction work; and said insurance policy or policies shall name Landlord as an additional insured. All additions, hardware, fixtures or improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the premises, whether installed by Tenant or Landlord, shall be Landlord's property and shall remain upon the premises upon termination of the term of this lease by lapse of time or otherwise, all without compensation, allowance or credit to Tenant. Tenant shall have the right to remove said movable furniture and equipment belonging to Tenant prior to the termination of the term or Tenant's right of possession only if Tenant is then not in default. Landlord shall have a lien on said moveable furniture and equipment to secure the performance of Tenant's covenants hereunder, but such lien shall not deprive Landlord of the right to attachment or any other creditor's rights given by law in the absence of security, or other remedies provided in this lease.

         14. Use of Premises. Tenant will occupy and use the premises during the term for the purpose above specified and none other; will not exhibit, sell or offer for sale on the premises any article or thing whatsoever (except those articles and things essentially connected with the stated use of the premises) without the prior written consent of Landlord; will not make or permit any use of the premises which, directly or indirectly, is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property; will not use or permit the use of any loud speakers or other similar devices or system or of any equipment or apparatus which may be heard outside the premises and will comply with the rules and regulations attached hereto as Exhibit "C" and made a part hereof, and such other reasonable rules and regulations as Landlord may hereafter adopt and make known to Tenant by written notice.

         Tenant shall not do or permit anything to be done in or about the premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the building in which the premises is located or any of its contents, or cause any cancellation of any insurance policy covering said building or any part thereof of any of its contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building in which the premises is located or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. Tenant shall not commit or suffer to be committed any waste in or upon the premises. The provisions of this Paragraph 14 are for the benefit of Landlord only and are not nor shall they be construed to be for the benefit of any tenant or occupant of the building in which the premises is located.

         15. Repairs. Subject to the terms and provisions of Paragraph 16 hereof, Tenant shall, at Tenant's own expense, keep the premises in good order, condition and repair during the term, including the replacement of all broken glass with glass of the same size and quality, under the supervision and with the approval of Landlord. If tenant does not make repairs promptly and adequately, Landlord may, but need not, make repairs and Tenant shall pay promptly the reasonable cost thereof. At any time or times, Landlord, either voluntarily or pursuant to government requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the premises or any part thereof, and, during operations, may close entrances, doors, corridors, elevator or other facilities, all without any liability to Tenant by reason of interference, inconvenience or annoyance. Landlord shall not be liable to tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of any adjacent or nearby building, land, street or alley. Tenant shall pay Landlord for overtime and for other expense incurred in the event repairs, alterations, decorating or other work in the premises are not made during ordinary business hours at Tenant's request.

         The foregoing provisions of this Paragraph 15 are subject to this qualification: Tenant's obligation to replace broken glass shall be limited to instances in which the breakage is caused by Tenant, Tenant's employees or other persons under the control or supervision of Tenant.

         Notwithstanding  the  provisions  above,   Landlord  shall  repair  and
maintain the structural portions of the building, including basic plumbing, heating, air conditioning, ventilation and electrical systems.

         16. Untenantability. In the event the premises or the building in which the premises is located is damaged by fire or other casualty, Landlord shall forthwith repair the same provided such repairs can be made within sixty (60) days under the laws and regulations of the state, federal, county and municipal authorities and this lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the premises. If such repairs cannot be made within sixty (60) days, Landlord shall have the option to either (a) repair and restore such damage, this lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Paragraph 16 provided, or (b) give notice to Tenant at any time within thirty (30) days after such damage terminating this lease as of a date to be specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the giving of such notice. In the event of the giving of such notice, this lease shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which same damage interfered with the business carried on by Tenant in the premises, shall be paid up to the date of such termination, Landlord agreeing to refund to Tenant any rent theretofore paid for any period of time subsequent to such date. Landlord shall not be required to repair any injury or damage by fire or other cause to the property of Tenant, or to make any repairs or replacement of any panelling, decorations, partitions, railing, ceilings, floor covering, or any improvements installed on the premises by Tenant.

         During the last twelve (12) months of the term of this Lease in the event that the premises are damaged to such extent that they cannot reasonably be repaired and restored within six (6) months following the casualty, then Tenant shall have the right to terminate this Lease by written notice given to Landlord not later than thirty (30) days after such casualty.

         The provisions of Section 1932, Subdivision 2, and 1933, Subdivision 4 of the Civil Code of California are hereby waived by Tenant.

         17. Eminent Domain. If the whole or any substantial part of the premises shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose. Current rent shall be apportioned as of the date of such termination but the entire award shall be the property of Landlord without apportionment and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired term of this lease. Notwithstanding, Landlord will have no interest in any award for Tenant's personal property, moving expenses, or interruption of Tenant's business. Tenant waives the provisions of Sections 1265.110 through 1265.160 of the Code of Civil Procedure of California.

         18. Compliance With Law.

                  (a) Tenant shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, and shall faithfully observe in the use of the premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force. The judgement of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the premises, shall be conclusive of that fact as between Landlord and Tenant.

                  (b) Tenant shall, at its sole cost and expense, comply with all federal, state or local laws from time to time in effect ("Environmental Laws") concerning hazardous, toxic or radioactive materials ("Hazardous Materials"), including but not limited to, chemicals known to cause cancer or reproductive toxicity. Tenant shall not cause or permit the use, generation, storage or disposal in or about the premises or the building in which the premises is located of any Hazardous Materials, unless Tenant shall have received Landlord's prior written consent therefor, which Landlord may withhold or revoke at any time in its sole discretion. Tenant shall advise Landlord in writing of any use, generation, storage or disposal of Hazardous Materials, and Tenant shall immediately notify Landlord of any violation, inspection or enforcement proceeding under any Environmental Laws, concerning Tenant or the premises, of which Tenant becomes aware. Tenant shall make available to Landlord such information and records as Landlord may request concerning the matters described in this subparagraph (b), and Tenant shall permit Landlord to inspect the premises and any and all governmental agency files and records relating to Tenant or the premises that concern Hazardous
Materials and to conduct investigations and tests concerning Hazardous Materials. Tenant shall pay to Landlord as additional rental under this Lease, within ten (10) days after Landlord sends Tenant an invoice therefor, the amount of all costs and expenses incurred by Landlord by reason of Tenant's breach of its obligations under this subparagraph or any investigation or tests done by Landlord by reason of Tenant's use and occupancy of the premises.

         19. Default.

                  (a) Except as otherwise provided in subparagraph (b) of this paragraph 19, if Tenant breaches this lease or abandons the premises before the end of the term or if Tenant's right to possession of the premises is terminated by Landlord because of a breach of this lease by Tenant, this lease shall terminate. Upon such termination Landlord may recover from Tenant (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent, which would have been earned after termination until the time of award, exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under the lease or which in the ordinary course of events would be likely to result therefrom.

                  Efforts by Landlord to mitigate the damage caused by Tenant's breach of this lease shall not waive Landlord's right to recover damages under this subparagraph (a).

                  (b) Should Landlord, following any breach or default under this lease by Tenant, elect to keep this lease in full force and effect, with Tenant retaining the right to possession of the premises (notwithstanding the fact Tenant may have abandoned the premises), then besides all other rights and remedies Landlord may have at law or equity, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including, but not limited to, Landlord's right to recover the rent as it becomes due under this lease. Notwithstanding any such election to have this lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of the premises and thereby terminate this lease for any previous breach or default which remains uncured or for any subsequent breach or default.

                  For the purpose of this subparagraph (b), the following shall not constitute termination of Tenant's right to possession; (i) acts of maintenance or preservation or efforts to relet the premises; or (ii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this lease.

         20. Insolvency or Bankruptcy. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant or (b) an assignment by Tenant for the benefit of creditors or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act, shall constitute a breach of this lease by Tenant. Upon the happening of any such event, this lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

         21. Notices. All notices and demands which may or are required to be given to Tenant shall be in writing and shall be delivered personally or sent by United States Registered or Certified Mail, postage prepaid, addressed to Tenant at the premises, or to such other address as may be designated by written notice delivered by Tenant to Landlord. All notices and demands by Tenant to Landlord shall be in writing and shall be delivered personally or sent by

United States Registered or Certified Mail, postage prepaid, addressed to Landlord at 500 Sansome Street, Suite 303, San Francisco, California 94111, or at such other address as may be designated by written notice delivered by Landlord to Tenant.

         22. Subordination of Lease. This lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the premises or any building in which the premises is located or the land upon which the premises or said building is situated and to the lien of any mortgages and deeds of trust (and any amendments thereof or thereto) in any amount or amounts whatsoever now or hereafter placed on or against the premises or building in which the premises is located or land on which the premises or said building is situated, or on or against Landlord's interest or estate herein or on or against any ground or underlying lease, without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. If any mortgagee or beneficiary under a deed of trust elects to have this lease superior to its mortgage or deed of trust, then upon delivery of notice thereof to Tenant by Landlord, this lease shall be superior to the lien of any such mortgage or deed of trust. Tenant hereby appoints Landlord the Attorney-in-Fact of Tenant irrevocably to execute and deliver any instrument or instruments for or in the name of Tenant required to effectuate any of the foregoing.

         Tenant agrees upon not less than ten (10) days prior request by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect, (or if there have been modifications that the same are in full force and effect as modified and stating the modifications) and, if so, the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph 22 may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust or any assignee or successor to any thereof.

         23. Taxes Payable by Tenant. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the premises.

         24. Miscellaneous.

                  (a) No receipt of money by Landlord from Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the premises, shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit.

                  (b) No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. The validity or unenforceability of any provision hereof shall not affect or impair any other provision.

                  (c) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof executing this lease as agent, trustee or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

                  (d) The words "Landlord" and "Tenant" wherever used in this lease shall be construed to mean Landlords or Tenants in all cases where there is more than one Landlord or Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporation or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

                  (e) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Landlord and Tenant.

                  (f) Tenant shall not allow any liens nor encumbrances to be placed or remain against his property on the premises or against the premises, insofar as such liens or encumbrances may be asserted by reason of Tenant's acts or occupation or use of the premises. In case any taxing authority shall, during the term of this lease or any extension thereof, levy or assess against the above described area or space occupied by Tenant or against the rent herein reserved or the interest of Tenant hereunder, any character of tax (except income tax), assessment against the same by such taxing authority, then and in that event, Tenant shall, in addition to the rent herein reserved pay to Landlord on demand the amount of such tax, assessment or license.

                  (g) Tenant covenants and agrees that if the display of any article exhibited by him in the show windows on the outside, in or about said premises, or the display of any signs or placards in or on the premises at any time or times during the term hereof shall be objected to by Landlord, and if notice in writing is given by Landlord or its agents of said objection or objections, Tenant will immediately and as often as such notices are received, remove such display or such articles or signs or placards objected to and failing so to do, expressly agrees that Landlord or its agents may enter the premises, remove the article, sign or placard objected to, using such force as may be necessary so to do without being deemed guilty of any forcible entry, detainer or trespass.

                  (h) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by Landlord. In the event of variation or discrepancy, Landlord's duplicate shall control.

                  (i) Time is of the essence in this lease.

         25. Alterations by Landlord. Landlord is not obligated to make any alterations or improvements in the premises for the benefit of Tenant (except as hereinafter expressly provided in Paragraph 32).

         26. Insurance. Throughout the term hereof, Tenant shall procure and maintain public liability insurance, naming Landlord and Landlord's Agent as coinsured, in the sum of $500,000 for injury or death to any one person and $1,000,000 for injury or death to more than one person or damage to the property in any one occurrence covering the premises. In the event Tenant fails to procure and maintain such insurance in force through the term hereof, Landlord may, at its election, procure insurance of such coverage at the expense of Tenant, and the sums paid by Landlord therefor shall be considered as rent and added to the rental due for the month immediately following the procurement thereof.

         All insurance required hereunder shall:

                  (a) Contain an endorsement requiring twenty (20) days' written
notice  from  the   insurance   company  to  both  Landlord  and  Tenant  before
cancellation or change in the coverage, scope or amount of any policy;

                  (b) Be issued by insurance companies authorized to do business in the State of California with a financial rating of at least an A-X status as rated in the most recent edition of Best's Insurance Reports; and

                  (c) Be issued as a primary policy. Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be delivered to Landlord and Landlord's Agent at the commencement of the term, and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy.

         27. Attorney's Fees. In case suit shall be brought for any unlawful detainer of the premises or for the recovery of any rent due under the provisions of this lease or because of the breach of any other covenant herein contained on the part of Tenant or Landlord to be performed, the party prevailing in such suit shall be entitled to its reasonable attorneys' fees to be paid by the unsuccessful party which fee shall be fixed by the court.

         28. Successors and Assigns. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and the respective parties hereto shall be jointly and severally liable hereunder.

         29. Surrender of Lease. The voluntary or other surrender of this lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

         30. Captions. The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

         31. Sale by Landlord. In the event of a sale or conveyance by Landlord of the building in which the premises is located, the same shall operate to release and relieve Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this lease.

         32. Improvements to Premises. Space to be taken in "as is" condition.

         33. Energy Conservation. Tenant and Tenant's employees and agents shall participate in any energy conservation program established by Landlord, which program may include such procedures as turning off lighting when not needed and office machines when not used. In the event of a mandatory conservation program, Tenant shall comply with such program.

         34. Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs may include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any note or encumbrance covering the premises. Accordingly, if any installment of rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of 6 percent (6%) of any such overdue rent payment as a late charge. The parties agree that the late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Tenant from exercising any of the other rights and remedies available to Landlord.

         35. Additional Charges. Tenant shall pay to Landlord upon demand, but no later than the next rental payment, any charges occasioned by Tenant's business or use of the premises which result in additional costs or charges to Landlord not otherwise provided hereunder. Such costs and charges shall include, but not be limited to, the charges for security services in addition to those otherwise provided by Landlord.

         36. Right to Expand. Lessor will make its best effort to accommodate Lessee's possible expansion desires during the term of the lease. In the event larger accommodations are secured within the 500 Sansome Street Building during the term of this lease, the lease for this larger space will supersede the lease for Suite 503 and the lease for Suite 503 will become null and void.

         37. Landlord's Right to Terminate. If Landlord determines to demolish the building in which the premises is located, or undertake a major remodeling of 50 percent (50%) or more of the office space in such building, then, in either event, Landlord shall have the right, exercisable at any time, to terminate and cancel this lease without penalty or compensation. Landlord shall exercise its right to terminate by written notice to Tenant given at least one-hundred-eighty (180) days prior to the effective date of termination, which notice shall be accompanied by a copy of a building or demolition permit authorizing Landlord to demolish or remodel the building.

         38. Landlord's Right to Relocate. Landlord, at Landlord's sole cost and expense, shall reserve the right to relocate Tenant to a different location within the building.

         39. Security Deposit. As stated in Paragraph 4 (a) above, the Tenant shall deposit with Landlord a security deposit in the amount of Nine Thousand Three Hundred Twelve Dollars ($9,312.00) for the performance by Tenant of the provisions of this lease. If Tenant is in default, Landlord can use security deposit, or any portion of it, to cure the default or to compensate Landlord for any damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlords's general funds or can commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

         IN WITNESS WHEREOF, the parties have executed and delivered this Lease as of the day and year first above written.


                                    LANDLORD:

                                    500 SANSOME STREET COMPANY,
                                    a limited partnership

                                    By: L&B INSTITUTIONAL PROPERTY
                                        MANAGERS OF CALIFORNIA, INC.,
                                        a California corporation, Its
                                        Managing Agent


                                    By: /s/ Kathy Hannon
                                       -----------------------------------------

                                    Its:   Senior Vice President
                                        ----------------------------------------
                                    Name:  Kathy Hannon
                                         ---------------------------------------



                                    TENANT:


                                    INSTANT VIDEO TECHNOLOGIES, INC.
                                    a Delaware co ration,


                                    By: /s/ Wayne Van Dyck
                                       -----------------------------------------


                                    Its: Chief Executive Officer
                                        ----------------------------------------

                                    Name:  Wayne Van Dyck
                                         ---------------------------------------

                                  EXHIBIT "A"


                               [GRAPHIC OMITTED]

                                   EXHIBIT "B"


                                   WORK LETTER



Space to be taken in "as is" condition.

                                   EXHIBIT "C"


                             RULES AND REGULATIONS

         A. The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the premises any sign, notice, legend, direction, figure or advertisement, except on the doors of the premises and on the Directory Boards of the building and floors and then only such name or names and matter, and in such color, size, style, place and material as shall first have been approved by the Landlord in writing.

         B. The Tenant shall not advertise the business, profession, or activities of the Tenant conducted in the building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the address of the premises for any purpose other than that of the business address of the Tenant and shall never use any picture or likeness of the premises in any circulars, notices, advertisements or correspondence without the Landlord's express consent in writing. Any violation of this Rule may be restrained by injunction.

         C. The Tenant shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators, and stairways of the building.

         D. No bicycle or other vehicle and no animal or bird shall be brought or permitted to be in the building or any part thereof.

         E. The Tenant shall not make or permit any noise or odor that is objectionable to other occupants of the premises to emanate from the premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the building, and shall not do any act tending to injure the reputation of the premises.

         F. The Tenant shall not install or operate any phonograph, musical instrument or similar devise on the premises, or any antennae, aerial wires or other equipment inside the premises, without, in each and every instance, prior approval in writing by the Landlord to the end that others shall not be disturbed or annoyed.

         G. The Tenant shall not place or permit to be placed any article of any kind on the outside window ledges or elsewhere on the exterior walls, and shall not throw or drop or permit to be thrown or dropped any article from any window of the building.

         H. The Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet.

         I. No additional locks or similar devises shall be attached to any door or window. No keys for any door other than those provided by the Landlord shall be made. If more that two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this lease or of the Tenant's possession, the Tenant shall surrender all keys of the premises and shall make known to the Landlord the explanation of all combination locks on safes, cabinets, and vaults.

Exhibit C
Building Rules and Regulations
Page 2


         J. The Tenant shall be responsible for the locking of doors and the closing of transoms and windows in and to the premises. Any damage resulting from neglect of this Rule shall be paid for by the Tenant.

         K. If the Tenant desires telegraphic, telephonic, burglar alarm, or signal devise, the Landlord will, upon request, direct where and how connections and wiring for such service shall be introduced and run. Without such direction, no boring, cutting or installation of wires or cables is permitted.

         L. If the Tenant desires and the Landlord permits blinds, shades, awnings, or other form of inside or outside covering, or window ventilation or similar devises, they shall be furnished and installed at the expense of the Tenant and must be of such shape, color, material, and make as are approved by the Landlord.

         M. All persons entering or leaving the premises may be required to identify themselves to a watchman by registration or otherwise and to establish their rights to enter and leave the premises. The Landlord may exclude or expel any peddler, solicitor or beggar at any time.

         N. Tenant shall hire furniture and equipment movers with substantial experience and reputation in moving furniture and equipment in and out of office buildings and Tenant shall be required to obtain Landlord's written consent prior to such hiring. Tenant shall be liable to Landlord for all damages to the building caused by such moving.

         0. The Tenant shall not overload any floor. The Landlord may direct the routing and location of safes and other heavy articles. Safes, furniture, and all large articles shall be brought through the building and into the premises at such times and in such manner as the Landlord shall direct at the Tenant's sole risk and responsibility. The Tenant shall list all furniture, equipment, and similar articles to be removed from the building, and the list must be approved by the Landlord before building employees will permit any article to be removed.

         P. Unless the Landlord gives advance written consent in each and every instance, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating devise or air-conditioning apparatus in or about the premises, or carry on any mechanical business therein, or use the premises for lodging, sleeping purposes, or use any illumination other than electric light, or use of permit to be brought onto the premises any inflammable oils or explosives or other articles deemed extra hazardous to life, limb or property.

         Q. The Tenant shall not place or allow any thing to be against or near the glass of partitions of doors of the premises which may diminish the light in, or be unsightly from the halls or corridors.

         R. Tenant shall not leave windows open when it rains, and shall be liable to Landlord and other tenants for any damages to the building or property of other tenants resulting from rain coming into the building through open windows. Tenant shall see that the windows and doors of said demised premises are closed and securely locked before leaving the building. In addition to the waiver of any of the Landlord's liability in Paragraph 9., it is further

Exhibit C
Building Rules & Regulations
Page 3


specifically provided that Landlord is not liable for any damage resulting to Tenant's property as the result of windows being left open.

         S. All deliveries to Tenant shall be made at and through the delivery entrance and nowhere else and Tenant shall advise all parties intending to make deliveries to Tenant to this Rule.

         T. Landlord shall not be responsible to Tenant or to any other person for the nonobservance or violation of these rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy.

                            FIRST AMENDMENT TO LEASE


         This First Amendment to Lease (this "First Amendment") is entered into as of the 9th day of February, 1994 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises").

         B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term. The term of this lease shall be extended for six (6) months commencing February 16, 1994, and terminating August 15, 1994.

         3. Conflict. In the event of any conflict between the provisions of the Lease and this First Amendment to Lease, the provisions of the First Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this First Amendment to Lease is ratified in all respects.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease as of the date first hereinabove written.



         LANDLORD:                       500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:     L&B INSTITUTIONAL PROPERTY
                                                 MANAGERS OF CALIFORNIA, INC.,
                                                 its managing agent


                                         By: /s/ Kathy Hannon
                                             -----------------------------------
                                             Kathy Hannon, Sr. Vice President


         TENANT:                         INSTANT VIDEO TECHNOLOGIES, INC.,
                                         a Delaware corporation


                                         By: /s/ Richard Lang
                                             -----------------------------------
                                             Richard Lang, Chairman & CEO

                            SECOND AMENDMENT TO LEASE


         This Second Amendment to Lease (this "Second Amendment") is entered into as of the 9th day of June, 1994 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant also entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months, terminating August 15, 1994.

         B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term.  The term of this lease shall be extended for an  additional  six
(6) months commencing August 16, 1994, and terminating February 15, 1995

         3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, or this Second Amendment to Lease, the provisions of the Second Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this Second Amendment to Lease is ratified in all respects.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of the date first hereinabove written.



         LANDLORD:                    500 SANSOME STREET COMPANY,
                                      a limited partnership

                                      By:    L&B INSTITUTIONAL PROPERTY
                                             MANAGERS OF CALIFORNIA, INC.,
                                             its managing agent


                                      By:    /S/ Kathy Hannon
                                             -----------------------------------
                                             Kathy Hannon, Sr. Vice President


         TENANT:                      INSTANT VIDEO TECHNOLOGIES, INC.,
                                      a Delaware corporation


                                      By:    /s/ Richard Lang
                                             -----------------------------------
                                      Name:  Richard Lang
                                             -----------------------------------
                                      Its:   Chairman + CEO
                                             -----------------------------------

                            THIRD AMENDMENT TO LEASE


         This Third Amendment to Lease (this "Third Amendment") is entered into as of the 13th day of January, 1995 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1994, and a Second Amendment to Lease (the "Second Amendment") dated June 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1995.

         B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term.  The term of this lease shall be extended for an  additional  six
(6) months commencing February 16, 1995, and terminating August 15, 1995.

         3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, the Second Amendment to Lease, or this Third Amendment to Lease, the provisions of the Third Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this Third Amendment to Lease is ratified in all respects.

//
//
//
//
//
//
//
//
//
//

         IN WITNESS WHEREOF, the parties have executed this Third Amendment to Lease as of the date first hereinabove written.



         LANDLORD:                       500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:   L&B INSTITUTIONAL PROPERTY
                                               MANAGERS OF CALIFORNIA, INC.,
                                               its managing agent


                                         By:   /s/ Kathy Hannon
                                               ---------------------------------
                                               Kathy Hannon, Sr. Vice President



         TENANT:                         INSTANT VIDEO TECHNOLOGIES, INC.,
                                         a Delaware corporation


                                         By:   /s/ Richard Lang
                                               ---------------------------------
                                         Name: Richard Lang
                                               ---------------------------------
                                         Its:  Chairman + CEO
                                               ---------------------------------

                            FOURTH AMENDMENT TO LEASE


         This Fourth Amendment to Lease (this "Fourth Amendment") is entered into as of the 12th day of June, 1995 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1994, a Second Amendment to Lease (the "Second Amendment") dated June 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1995, and a Third Amendment to Lease (the "Third Amendment") dated January 13, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1995.

         B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term.  The term of this lease shall be extended for an  additional  six
(6) months commencing August 16, 1995, and terminating February 15, 1996.

         3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, the Second Amendment to Lease, the Third Amendment to Lease, or this Fourth Amendment to Lease, the provisions of the Fourth Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this Fourth Amendment to Lease is ratified in all respects.

//
//
//
//
//
//
//

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Lease as of the date first hereinabove written.

         LANDLORD:                       500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:   L&B INSTITUTIONAL PROPERTY
                                               MANAGERS OF CALIFORNIA, INC.,
                                               its managing agent

                                         By:   /s/ Daniel L. Plumlee
                                               ---------------------------------
                                               Daniel L. Plumlee
                                               President and COO





         TENANT:                         INSTANT VIDEO TECHNOLOGIES, INC.,
                                         a Delaware Corporation


                                         By:   /s/ Gary R. Familian
                                               ---------------------------------
                                         Name: Gary R. Familian
                                               ---------------------------------
                                         Its:  President/CEO
                                               ---------------------------------

                            FIFTH AMENDMENT TO LEASE


         This Fifth Amendment to Lease (this "Fifth Amendment") is entered into as of the 13th day of February, 1996 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eighty-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1994, a Second Amendment to Lease (the "Second Amendment") dated June 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1995, a Third Amendment to Lease (the "Third Amendment") dated January 13, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating August 25, 1995, and a Fourth

Amendment to Lease (the "Fourth Amendment") dated June 12, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1996.

         B. Landlord and Tenant now desire to further amend the lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term.  The term of this lease shall be extended for an  additional  six
(6) months commencing February 16, 1996, and terminating Auguat 15, 1996.

         3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, the Second Amendment to Lease, the Third Amendment to Lease, the Fourth Amendment to Lease, or this Fifth Amendment to Lease, the provisions of the Fifth Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this Fifth Amendment to Lease is ratified in all respects.

//

//

//

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Lease as of the date first hereinabove written.

         LANDLORD:                       500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:   L&B INSTITUTIONAL PROPERTY
                                               MANAGERS OF CALIFORNIA, INC.,
                                               its managing agent

                                         By:   /s/ Paul C. Chapman
                                               ---------------------------------
                                               Paul C. Chapman
                                               Authorized Signatory





         TENANT:                         INSTANT VIDEO TECHNOLOGIES, INC.,
                                         a Delaware Corporation

                                         By:   /s/ Gary R. Familian
                                               ---------------------------------

                                         Name: Gary R. Familian
                                               ---------------------------------

                                         Its:  President/CEO
                                               ---------------------------------

                            SIXTH AMENDMENT TO LEASE

         This Sixth Amendment to Lease (this "Sixth Amendment") is entered into as of the 2nd day of August, 1996 by and between 500 Sansome Street Company, a limited partnership ("Landlord") and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as Suite 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1994, a Second Amendment to Lease (the "Second Amendment") dated June 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1995, a Third Amendment to Lease (the "Third Amendment") dated January 13, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1995, a Fourth

Amendment to Lease (the "Fourth Amendment") dated June 12, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1996, and a Fifth Amendment to Lease (the "Fifth Amendment") dated February 13, 1996, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1996.

         B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

         2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

         Term.  The term of this lease shall be extended for an  additional  six
(6) months commencing august 16, 1996, and terminating February 15, 1997.

         3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, the Second Amendment to Lease, the Third Amendment to Lease, the Fourth Amendment to Lease, the Fifth Amendment to Lease or this Sixth Amendment to Lease, the provisions of the Sixth Amendment to Lease shall govern.

         4. Ratification. The Lease as modified by this Sixth Amendment to Lease is ratified in all respects.

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Lease as of the date first hereinabove written.


         LANDLORD:                       500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:   L&B INSTITUTIONAL PROPERTY
                                               MANAGERS OF CALIFORNIA, INC.,
                                               its managing agent

                                         By:   /s/ Paul C. Chapman
                                               ---------------------------------
                                               Paul C. Chapman
                                               Authorized Signatory

         TENANT:                         INSTANT VIDEO TECHNOLOGIES, INC.
                                         a Delaware corporation

                                         BY:   /s/ Gary R. Familian
                                               ---------------------------------
                                         Name: Gary R. Familian
                                               ---------------------------------
                                         Its:  President/CEO
                                               ---------------------------------

                           SEVENTH AMENDMENT TO LEASE

         This Seventh Amendment to Lease (the "Seventh Amendment") is entered into as of the 1st day of May, 1997 by and between 500 Sansome Street Company, a limited partnership ("Landlord"), and Instant Video Technologies, Inc., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

         A. Landlord and Tenant entered into a written lease dated February 15, 1993, as amended by that certain First Amendment to Lease dated February 9, 1994 between Landlord and Tenant, that certain Second Amendment to Lease dated June 9, 1994 between Landlord and Tenant, that certain Third Amendment to Lease dated January 13, 1995 between Landlord and Tenant, that certain Fourth Amendment to Lease dated June 12, 1995 between Landlord and Tenant, that certain Fifth Amendment to Lease dated February 13, 1996 between Landlord and Tenant, and that certain Sixth Amendment to Lease dated August 2, 1996 between Landlord and Tenant (as amended, the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain premises designated as Suite 503, containing approximately 2,328 rentable square feet (the "Original Premises") on the fifth floor of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Building").

         B. Landlord and Tenant desire to extend the term of the Lease, Tenant desires to expand its Original Premises into an adjacent space containing approximately 1,140 rentable square feet known as Suite 505 in the Building (the "Expansion Premises"), and Landlord and Tenant desire to otherwise amend the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, it is hereby agreed that the Lease shall be amended as follows:

         1. Defined Terms. All defined terms used herein and not otherwise defined shall have the meanings given to such terms in the Lease.

         2. Leasing of Expansion Premises. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Expansion Premises for the term, at the rental and upon all of the conditions and agreements described herein. Unless otherwise provided in this Seventh Amendment or required by the context of the Lease as amended hereby, from and after the date hereof, Tenant shall observe or perform, with respect to the Expansion Premises, all obligations of Tenant pursuant to the Lease with respect to the Original Premises.

         3. Premises. The defined term premises shall hereinafter refer to suites 503 and 505 containing an aggregate of 3,468 rentable square feet, on the fifth floor of that: certain eight-story building known as 500 Sansome Street, San Francisco, California.

         4. Term. The first sentence of Section 2 is hereby amended and restated in its entirety as follows:


         "Term. The new term of this lease shall be for six (6) months, commencing May 15, 1997 and terminating November 14, 1997."

         5. Rent. Section 4(a) (ii) is hereby amended and restated in its entirety as follows:

         "(ii) Tenant shall pay to Landlord, without deduction or offset, the sum of seven thousand five hundred fourteen dollars ($7,514), as basic rental for the premises, payable in advance promptly on the first day of every calendar month of the term, and a pro rata portion thereof at the current rent for fractions of a month if the term shall be commenced or terminated on any day other than the first or last day of the month."

         6. Security Deposit. Upon execution of this Seventh Amendment, Tenant shall pay to Landlord the sum of seven thousand four hundred ten dollars ($7,410), which sum shall be held by Landlord as a security deposit for the term of the lease. Such security deposit shall be held by Landlord in addition to any other sums already so held by Landlord.

         7. Tenant Improvements. Within thirty (30) days of the date hereof, Tenant shall, at Tenant's sole cost and expense, install new building standard carpeting in the entire premises and repaint the Expansion Premises in a manner reasonably acceptable to Landlord. Tenant shall submit a carpet sample to Landlord on or before May 14, 1997. Landlord shall approve or disapprove such carpet within two (2) business days of Tenant's submission, which approval shall not be unreasonably withheld. Landlord shall, at Landlord's sole cost and expense, construct either an opening or an opening and a door between the Original Premises and the Expansion Premises subject to mutually and reasonably agreeable specifications. Within seven (7) days of the execution of this Seventh Amendment by Tenant and payment by Tenant of the sums due hereunder, Landlord shall construct such opening between the Original Premises and the Expansion Premises.

         8. Option to Extend. Provided and on condition that (a) Tenant is not in default under the Lease at the time of giving notice of exercise of the option to extend the Lease term herein granted, and (b) Instant Video Technologies, Inc., a Delaware corporation, shall be and have been during the entire term the Tenant under the Lease and shall not have (i) assigned or conveyed the Lease or any interest under it; (ii) allowed a transfer of the Lease or any lien upon Tenant's interest by operation of law; (iii) sublet the premises or any part thereof; or (iv) permitted the use occupancy of the premises or any part thereof by any one other than Tenant during the Lease term, Tenant shall have an option, exercisable upon written notice to Landlord, given not later sixty (60) days prior to the expiration of the term of the Lease, to extend the term for thirty-six (36) months commencing November 15, 1997 and terminating November 14, 2000 (the "Extension Term"). The lease to Tenant of the premises during the Extension Term shall be upon all the terms and conditions set forth in the Lease, except basic rental payable during the Extension Term shall be six thousand nine hundred thirty-six dollars ($6,936) per month.

         9. Floor Plan. Exhibit A to the Lease shall be amended to include therein the depiction of the Expansion Premises attached to this Seventh Amendment as Exhibit A.

         10. Counterparts. This Seventh Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

         11. Ratification of Lease. The Lease as amended by this Seventh Amendment is hereby ratified, confirmed and approved in all respects. In the event of any inconsistency between the provisions of this Seventh Amendment and the provisions of the Lease, the provisions of this Seventh Amendment shall govern.

         12. Entire Agreement. This Seventh Amendment sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements between Landlord and Tenant relating to the Lease other than those set forth in writing and signed by the parties. Neither party hereto has relied upon any understanding, representation or warranty not set forth herein, either oral or written, as an inducement to enter into this Seventh Amendment.

         13. Effectiveness. This Seventh Amendment shall be effective as of the date of this Seventh Amendment.

         14. Successors and Assigns. The provisions contained herein shall bind and inure to the benefit of the heirs, representatives, successors and assigns of the parties hereto, subject to the provisions of Section 28 of the Lease.

         IN WITNESS WHEREOF, the parties have executed and delivered this Seventh Amendment as of the day and year first above written.

                                         LANDLORD:

                                         500 SANSOME STREET COMPANY,
                                         a limited partnership

                                         By:   L&B INSTITUTIONAL PROPERTY
                                               MANAGERS OF CALIFORNIA, INC.,
                                               a California corporation,
                                               its Managing Agent

                                         By:   /s/ Paul C. Chapman
                                               ---------------------------------

                                         Its:  Authorized Signatory
                                               ---------------------------------

                                         Name: Paul C. Chapman
                                               ---------------------------------

                                         TENANT:

                                         INSTANT VIDEO TECHNOLOGIES, INC
                                         a Delaware corporation

                                         By:   /s/ Gary R. Familian
                                               ---------------------------------

                                         Its:
                                               ---------------------------------

                                         Name:
                                               ---------------------------------

                        Commercial Use License Agreement

This COMMERCIAL USE LICENSE AGREEMENT (this "Agreement") is made and entered into on this 20th day of August, 1998, by and between BPG SANSOME, L.L.C. ("Owner") through BARKER PACIFIC GROUP, INC. ("Managing Member") and INSTANT VIDEO TECHNOLOGIES, lNC. ("User");

                                   WITNESSETH:

In consideration of the mutual Premises, covenants and agreements herein set forth, the parties hereby agree as follows:

1. LICENSE: Owner hereby grants to User a license to occupy and use, subject to all of the terms and conditions hereinafter stated, that certain space known as suite 504 (the "Premises") consisting of approximately 1,872 rentable square feet located on the Fifth Floor of the property commonly known as 500 Sansome Street, located in San Francisco, California (the "Property"), the Premises being more particularly set forth in Exhibit "A", attached hereto and made a part hereof.

2. USE: The Premises may be occupied and used by User solely for the following purpose; as general office usage only, and for no other purpose.

3. TERM: The User shall use the Premises under this Agreement for the period commencing the 21st day of August, 1998, and terminating upon receipt of thirty
(30) days written notice provided by either party to the other party.

4. RENTAL: User shall pay to Owner as follows: one thousand five hundred dollars ($1,500) per month, due on the first day of each month. A late fee equal to five percent (5%) of the overdue amounts will be assessed on amounts not received within five (5) days of the due date. In addition, for all amounts not paid within 30 days of the due date, owner may charge interest on such past due amounts equal to the lesser of (a) 3% per annum over the prime rate in effect at Wells Fargo Bank or (b) the maximum lawful rate.

5. SUPERVISION OF EMPLOYEES: User shall at all times during its use of the Premises provide sufficient supervision and maintain adequate control of its employees, guests, or invitees.

6. NO PARTNERSHIP IMPLIED: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that nothing contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of licensor and licensee.

7. NOTICES: All notices, requests, demands, consents, approvals or other communications sent in accordance with the Agreement shall hereinafter be addressed to the parties as follows:

          Owner:           BPG Sansome, L.L.C.
                           500 Sansome Street
                           Suite 608
                           San Francisco, CA 94111

          and

          User:            Instant Video Technologies, Inc.
                           500 Sansome Street
                           Suite 503
                           San Francisco, CA 94111

IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year first hereinabove written.

BPG Sansome, L.L.C., a Delaware Limited Liability Company (Owner)
By:   Barker Pacific Group, Inc., a Delaware corporation, its Managing Member

 By:    /s/ Michael S. Baskauskas
        -------------------------
        Michael S. Baskauskas
        Executive Vice President

 Instant Video Technologies, Inc., a Delaware corporation (User)

 By:    /s/ David Morgenstein
        ------------------------

 NAME:  DAVID MORGENSTEIN
        ------------------------

 TITLE: CHIEF OPERATING OFFICER
        ------------------------

                                    EXHIBIT A


                               500 SANSOME STREET
                                    5TH FLOOR





                                [GRAPHIC OMITTED]

                            EIGHTH AMENDMENT TO LEASE

          THIS EIGHTH AMENDMENT TO LEASE (hereinafter "Amendment") is made and entered into as of Oct. 12, 1998, by and between BPG SANSOME, L.L.C., a Delaware limited liability company, as successor-in-interest to 500 Sansome Street Company, a limited partnership ("Landlord"), AND INSTANT VIDEO TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

          A. Landlord's predecessor-in-interest, 500 Sansome Street Company, and tenant heretofore have entered into a lease dated as of February 15, 1993, as amended by that certain First Amendment to Lease dated as of February 9, 1994, that certain Second Amendment to Lease dated as of June 9, 1994, that certain Third Amendment to Lease dated as of January 13, 1995, that certain Fourth Amendment to Lease dated as of June 12, 1995, that certain Fifth Amendment to Lease dated as of February 13, 1996, that certain Sixth Amendment to Lease dated as of August 2, 1996, and that certain Seventh Amendment to Lease dated as of May 1, 1997, each executed by 500 Sansome Street Company and tenant (collectively, "Lease"), pursuant to which 500 Sansome Street Company leased to tenant certain premises designated as Suites 503 and 505 containing an aggregate of approximately 3,468 rentable square feet (the "Original Premises") on the fifth floor of that certain building known as 500 Sansome Street, San Francisco, California ("Building").

          B. The Lease, as amended, is currently scheduled to expire on November 14, 2000 (the "Original Termination Date"). Landlord and Tenant now desire to amend the Lease to provide for, inter alia, (i) the extension of the term of the Lease for the Original Premises, commencing on November 15, 2000, and continuing until January 31, 2002 (the "Extension Term"), all on the terms and conditions contained in this Amendment, (ii) the expansion of the Original Premises into space containing 1,146 rentable square feet known as Suite 506 in the Building ("Suite 506") and space containing 1,334 rentable square feet in Suite 502 in the building (the "Suite 502 Space") (Suite 506 and the Suite 502 Space are collectively referred to herein as the "Additional Premises"), (iii) an increase in the Base Rental rate, (iv) the payment by Landlord to Tenant of an allowance for improvements to the Additional Premises, and (v) the establishment of commencement dates, a Base Year, and rental rates for the Additional Premises.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Defined Terms. Unless defined otherwise herein, all capitalized terms used in this Amendment shall have the meanings attributed to such terms in the Lease. Upon the expiration or earlier termination of the term of the Lease, as extended hereby, Tenant shall vacate and surrender the Original Premises and the Additional Premises to Landlord in the condition required by Section 12 of the Lease and otherwise pursuant to the terms of the Lease.

           2. TERM. The term of the Lease for the Original Premises shall be extended for the Extended Term, which shall commence on November 15, 2000 and expire on January 31, 2002 (the "Extended Termination Date"). The term of the lease for Suite 506 shall commence upon delivery, anticipated to occur on or before November 15, 1998 and expire on the Extended Termination Date. The term of the lease for the Suite 502 Space shall commence upon delivery, anticipated to occur on or before October 15, 1998 and expire on the Extended Termination Date. Within thirty (30) days following the determination of the respective commencement dates for Suite 506 and the Suite 502 Space, Landlord and Tenant shall each execute a Commencement Date Memorandum confirming the actual commencement date for each such space.

           3. Leasing of Additional Premises. Landlord hereby leases to Tenant Suite 506 and the Suite 502 Space for the respective terms set forth in Section 2 above. Accordingly, Exhibit A to the Lease shall be deleted in its entirety and replaced with Exhibit A attached hereto. Unless otherwise provided in this Amendment, from and after the respective commencement dates set forth in Section 2 above, Tenant shall observe or perform, with respect to Suite 506 and the Suite 502 Space, respectively, all obligations of Tenant pursuant to the Lease.

           4. Rental Rate. From the date first written above through the Original Termination Date, Tenant shall pay to Landlord as basic rental for its lease of the Original Premises the sum of $24.00 per rentable square foot. During the Extension Term, Tenant shall pay to Landlord as basic rental for its lease of the Original Premises the sum of $31.50 per rentable square foot. From the commencement date of the term of the lease for Suite 506 through July 31, 2000, Tenant shall pay to Landlord as basic rental for its lease of Suite 506 the sum of $30.00 per rentable square foot; from November 1, 1998 through July 31, 2000, Tenant shall pay to Landlord as basic rental for its lease of the Suite 502 Space the sum of $30.00 per rentable square foot (i.e., if Tenant occupies the Suite 502 Space prior to November 1, 1998, Tenant will not have to pay basic rental for the Suite 502 Space until November 1, 1998). From August 1, 2000 through the Extended Termination Date, Tenant shall pay to Landlord as basic rental for its lease of Suite 506 and the Suite 502 Space the sum of $31.50 per rentable square foot.

          5. Tenant Improvement Allowance. On or before their respective commencement dates, Landlord shall deliver to Tenant Suite 506 and the Suite 502 Space in their current "As Is" condition. Landlord shall provide Tenant with an allowance (the "Tenant Improvement Allowance") of $5.00 per rentable square foot in the Additional Premises for Tenant's required work in the Additional Premises. The Tenant Improvement Allowance shall be provided to Tenant within thirty (30) days after the lien-free completion of Tenant's improvements in the Additional Premises, provided that Tenant delivers to Landlord receipts, invoices, purchase orders, and other documentation reasonably requested by Landlord, including mechanics' and materialmens' lien releases, substantiating Tenant's expenditure of the Tenant Improvement Allowance. In addition, Landlord shall be responsible for installing a demising wall in the Suite 502 Space to separate such space from the remaining space in Suite 502.

          6. Base Year. The Base Year for the Additional Premises shall be the 1999 calendar year. The Base Year for the Original Premises shall remain as the 1993 calendar year through the Extended Termination Date. Tenant's percentage share of increases in operating costs and property taxes for the Additional Premises shall be one and seventy-three hundredths percent (1.73%). Tenant's percentage share of increases in operating costs and property taxes for the Original Premises shall remain two and forty-three hundredths percent (2.43%).

          7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

          8. Limitation of Amendment. Except as specifically modified by this Amendment, all of the terms and provision of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:                                       LANDLORD:

INSTANT  VIDEO TECHNOLOGIES,                  BPG SANSOME,  L.L.C.,  a Delaware
INC.,  a Delaware  corporation                limited liability company

                                              By: BARKER PACIFIC GROUP
                                                  INC., Its Managing Member
By:  /s/  ???????????????
     -----------------------
ITS: V.P. OPERATIONS                              BY: /S/ MICHAEL D. BARKER
     -----------------------                          --------------------------
                                                          Michael D. Barker
BY:                                                       Managing Director
     -----------------------

ITS:
     -----------------------

                                   EXHIBIT A



                               [graphic omitted[


500 SANSOME STREET                                                   FIFTH FLOOR
--------------------------------------------------------------------------------
SAN FRANCISCO, CA

                          COMMENCEMENT DATE MEMORANDUM

    To:      Instant Video Technologies                        November 20, 1998
             500 Sansome Street, Suite 503
             San Francisco, CA 94111

     Re: Eighth Amendment to Lease dated October 12, 1998, Between BPG Sansome, LLC, Lessor, and Instant Video Technologies, Lessee, Concerning the Additional Premises (Suites 502 & 506) located at 500 Sansome Street, San Francisco.

     In accordance with the original Lease and the subject Eight Amendment to Lease (together the "Lease"), we wish to advise and/or confirm as follows:

     1) The Additional Premises have been accepted by the Tenant as being substantially complete in accordance with the Lease and there is no deficiency in construction.

     2) Lessee has possession of the Additional Premises and acknowledges that under the provisions of Lease, the term of said Lease for Suite 502 shall commence as of November 1, 1998, for a term of thirty-nine (39) months ending on January 31, 2002 and for Suite 506 shall commence as of November 23, 1998, for a term of approximately thirty-eight (38) months ending on January 31, 2002.

     3) In accordance with the Lease, Rent commenced to accrue for Suite 502 on November 1, 1998 and for Suite 506 on November 23, 1998.

     4) If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

     5) Rent is due and payable in advance on the first day of each and every month. Rent checks should be made payable to BPG Sansome, LLC and delivered to:

                                       BPG Sansome, LLC
                                       PO Box 8743
                                       Los Angeles, CA 90088-8743

     6)      The rentable square footage in the Additional Premises is 2,480.

     7)      Tenant's Percentage Share for the Additional Premises is 1.73%.

    Lessor:                                     Lessee:
    BPG Sansome, LLC                            Instant Video Technologies, Inc.
    a Delaware limited liability company        a Delaware Corporation
    500 Sansome Street, Suite 608
    San Francisco, CA 94111

    By: Barker Pacific Group                    By: David Morgenstein
        Managing Member                             ---------------------------

                                                Print Name: ____________________
    By: Michael D. Barker
        ----------------------                  Title:     C. O. O.
    Michael D. Barker                                 --------------------------
    Managing Director

                        Commercial Use License Agreement

This COMMERCIAL USE LICENSE AGREEMENT (this "Agreement") is made and entered into on this 12th day of January, 1999, by and between BPG SANSOME, LLC ("Owner") through BARKER PACIFIC GROUP, lNC. ("Managing Member") and INSTANT VIDEO TECHNOLOGIES, INC. ("User");

                                   WITNESSETH:

In consideration of the mutual Premises, covenants and agreements herein set forth, the parties hereby agree as follows:

1. LICENSE: Owner hereby grants to User a license to occupy and use, subject to all of the terms and conditions hereinafter stated, the certain space known as Storage Room S-0l (the "Premises") consisting of approximately 130 rentable square feet located in the basement of the property commonly known as 500 Sansome Street, located in San Francisco, California (the "Property"), the Premises being more particularly set forth in Exhibit "A", attached hereto and made a part hereof.

2. USE: The Premises may be occupied and used by User solely for the following purpose; as storage for non-hazardous materials only, and for no other purpose.

3. TERM: The User shall use the Premises under this Agreement for the period commencing the first day of February, 1999, and terminating upon receipt of thirty (30) days written notice provided by either party to the other party.

4. RENTAL: User shall pay to Owner as follows:
Fifteen and No/l00 Dollars ($15) per rentable square foot per annum, or $162.50 dollars per month, due on the first day of each month. A late fee equal to five percent (5%) of the overdue amounts will be assessed on amounts not received within five (5) days of the due date. In addition, for all amounts not paid within 30 days of the due date, owner may charge interest on such past due amounts equal to the lesser of (a) 3% per annum over the prime rate in effect at Wells Fargo Bank or (b) the maximum lawful rate.

5. SUPERVISION OF EMPLOYEES: User shall at all times during its use of the Premises provide sufficient supervision and maintain adequate control of its employees, guests, or invitees.

6. NO PARTNERSHIP IMPLIED: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that nothing contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of licensor and licensee.

7. NOTICES: All notices, requests, demands, consents, approvals or other communications sent in accordance with the Agreement shall hereinafter be addressed to the parties as follows:

          Owner:           BPG Sansome, LLC
                           500 Sansome Street
                           Suite 608
                           San Francisco, CA 94111

          and

          User:            Instant Video Technologies, Inc.
                           500 Sansome Street
                           Suite 503
                           San Francisco, CA 94111

IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year first hereinabove written.

BPG Sansome, LLC, a Delaware Limited Liability Company (Owner)
By:  Barker Pacific Group, Inc., a Delaware corporation, its Managing Member

By:       Michael S. Baskauskas
       -----------------------------------

Name:     Michael S. Baskauskas
       -----------------------------------

Title:    Executive Vice President
       -----------------------------------


Instant Video Technologies, Inc. (User)

By:       David Morgenstein
       -----------------------------------

Name:     David Morgenstein
       -----------------------------------

Title:    C. O. O.
       -----------------------------------

                                    EXHIBIT A



                                [Graphic Omitted



500 SANSOME STREET                                                      BASEMENT
--------------------------------------------------------------------------------
SAN FRANCISCO, CA

ORDERED BY:                                                       Purchase Order
Instant Video Technologies, Inc.                              Purchase Order No.
500 Sansome Street, Suite 503                                               1023
San Francisco, CA 94111
                                                                     Date Issued
Fax: 415.391.3392/Phone 415.391.4455                                      1/8/99

To:
   Barker Pacific Group, Inc.                   Ship To:
   P.O. Box 8743                                Instant Video Technologies, Inc.
   Los Angeles, CA 90088-8743                   500 Sansome Street, Suite 503
                                                San Francisco, CA 94111
   Fax: 415.421.3077 Phone: 415.421.0575


--------------------------------------------------------------------------------
   Good Thru              Ship Via                Account No.       Terms
--------------------------------------------------------------------------------
    2/7/99                 Courier                25-0503-CU     Net 30 Days
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Item                   Description        Quantity   Unit Price   Extension
--------------------------------------------------------------------------------
               Monthly rent of Basment storage   12.00      167.50      2,010.00





--------------------------------------------------------------------------------
                                                             TOTAL     $2,010.00
                                                       -------------------------
Authorized Signature ???????????????
                     -------------------------

                        Commercial Use License Agreement

This COMMERCIAL USE LICENSE AGREEMENT (this "Agreement") is made and entered into on this 6th day of April, 1999, by and between BPG SANSOME, LLC ("Owner") through BPG PARTNERS, LLC ("Managing Member") and INSTANT VIDEO TECHNOLOGIES, INC. ("User");

                                   WITNESSETH:

In consideration of the mutual Premises, covenants and agreements herein set forth, the parties hereby agree as follows:

1. LICENSE: Owner hereby grants to User a license to occupy and use, subject to all of the terms and conditions hereinafter stated, the certain space known as Storage Room S-22 (the "Premises") consisting of approximately 382 rentable square feet located in the basement of the property commonly known as 500 Sansome Street, located in San Francisco, California (the "Property"), the Premises being more particularly set forth in Exhibit "A", attached hereto and made a part hereof.

2. USE: The Premises may be occupied and used by User solely for the following purpose; as storage for non-hazardous materials only, and for no other purpose.

3. TERM: The User shall use the Premises under this Agreement for the period commencing the first day of May, 1999, and terminating upon receipt of thirty
(30) days written notice provided by either party to the other party.

4.  RENTAL:  User shall pay to Owner as  follows:
Fifteen and No/100 Dollars ($15.00) per rentable square foot per annum, or $477.50 dollars per month, due on the first day of each month. A late fee equal to five percent (5%) of the overdue amounts will be assessed on amounts not received within five (5) days of the due date. In addition, for all amounts not paid within 30 days of the due date, owner may charge interest on such past due amounts equal to the lesser of (a) 3% per annum over the prime rate in effect at Wells Fargo Bank or (b) the maximum lawful rate.

5. SUPERVISION OF EMPLOYEES: User shall at all times during its use of the Premises provide sufficient supervision and maintain adequate control of its employees, guests, or invitees.

6. NO PARTNERSHIP IMPLIED: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that nothing contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of licensor and licensee.

7. NOTICES: All notices, requests, demands, consents, approvals or other communications sent in accordance with the Agreement shall hereinafter be addressed to the parties as follows:

          Owner:           BPG Sansome, LLC
                           500 Sansome Street
                           Suite 608
                           San Francisco, CA 94111

          and

          User:            Instant Video Technologies, Inc.
                           500 Sansome Street
                           Suite 503
                           San Francisco, CA 94111

IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year first hereinabove written.

BPG Sansome, LLC, a Delaware limited liability company (Owner)
By: BPG Partners, LLC, a Delaware limited liability company, its Managing Member

By:    /s/ Michael S. Baskauskas
       -------------------------

Name:  Michael S. Baskauskas
       -------------------------

Title: Exec. VP
       -------------------------

Instant Video Technologies, Inc. (User)

By: /s/ David Morgenstein
    ----------------------------

 Name: David Morgenstein
       -------------------------

Title: C.O.O.
       -------------------------

                                    EXHIBIT A




                               [Graphic Omitted]



500 SANSOME STREET                                                      BASEMENT
--------------------------------------------------------------------------------
SAN FRANCISCO, CA

                            NINTH AMENDMENT TO LEASE

          THIS NINTH AMENDMENT TO LEASE (hereinafter "Amendment") is made and entered into as of May 5, 1999, by and between BPG SANSOME, L.L.C., a Delaware limited liability company, as successor-in-interest to 500 Sansome Street Company, a limited partnership ("Landlord"), and INSTANT VIDEO TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

          A. Landlord's predecessor-in-interest, 500 Sansome Street Company, and Tenant heretofore have entered into a Lease dated as of February 15, 1993, as amended by that certain First Amendment to Lease dated as of February 9, 1994, that certain Second Amendment to Lease dated as of June 9, 1994, that certain Third Amendment to Lease dated as of January 13, 1995, that certain Fourth Amendment to Lease dated as of June 12, 1995, that certain Fifth Amendment to Lease dated as of February 13, 1996, that certain Sixth Amendment to Lease dated as of August 2, 1996, and that certain Seventh Amendment to Lease dated as of May 1, 1997, each executed by 500 Sansome Street Company and Tenant, and that certain Eighth Amendment to Lease dated as of October 12, 1998 (collectively, "Lease"), pursuant to which Tenant leases from Landlord certain premises designated as Suites 502, 503, 505 and 506 containing an aggregate of approximately 5,948 rentable square feet (the "Premises") on the fifth floor of that certain building known as 500 Sansome Street, San Francisco, California ("Building").

          B. The Lease, as amended, is scheduled to expire on January 31, 2002 (the "Termination Date"). Landlord and Tenant now desire to amend the Lease on the terms and conditions contained in this Amendment to provide for (i) the expansion of the Premises into space containing 1,872 rentable square feet known as Suite 504 ("Suite 504") and space containing 2,842 rentable square feet known as Suite 500 ("Suite 500") (Suite 504 and Suite 500 are collectively referred to herein as the "Additional Premises"), (ii) the payment by Landlord to Tenant of an allowance for improvements to the Additional Premises, and (iii) the establishment of commencement dates, a Base Year, and rental rates for the Additional Premises. With the expansion of the Premises contemplated hereby, Tenant's total leased space shall comprise 10,662 rentable square feet.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Defined Terms. Unless defined otherwise herein, all capitalized terms used in this Amendment shall have the meanings attributed to such terms in the Lease.

          2. Leasing of Additional Premises. Upon and subject to the terms hereof, Landlord hereby leases to Tenant Suite 504 and Suite 500 for the respective terms set forth in Section 3 below. Accordingly, Exhibit A to the Lease shall be deleted in its entirety and replaced with Exhibit A attached hereto. Unless otherwise provided in this Amendment, from and after the respective commencement dates set forth in
Section 2 above, Tenant shall observe and perform, with respect to Suite 504 and Suite 500, respectively, all obligations of Tenant pursuant to the Lease.

          3. Term. The term of the lease for Suite 504 shall commence upon delivery, anticipated to occur on or before May 15, 1999, and expire on the Termination Date. The term of the lease for Suite 500 shall commence upon delivery, anticipated to occur on or before November 1, 1999, and expire on the Termination Date. Within thirty (30) days following the determination of the respective commencement dates for Suite 504 and Suite 500, Landlord and Tenant shall execute a Commencement Date Memorandum confirming the commencement date for each suite. Upon the expiration or earlier termination of the term of the Lease, Tenant shall vacate and surrender the Premises and the Additional Premises to Landlord in the condition required by Section 12 of the Lease and otherwise pursuant to the terms of the Lease.

          4. Rental Rate. From the respective commencement dates for Suites 504 and 500 as provided herein, Tenant shall pay to Landlord as basic rental the sum of $35.00 per rentable square foot with respect to each suite.

          5. Tenant Improvement Allowance. Landlord shall be responsible for creating a "passthrough" in the hallway between Suite 504 and Suite 500 once Suite 500 becomes available. On or before their respective commencement dates, Landlord shall deliver to Tenant Suite 504 and Suite 500 in their current "As Is" condition, and, except as provided herein, Landlord shall have no obligation whatsoever to provide any alterations or improvements with regard to the Additional Premises. Landlord shall provide Tenant with an allowance (the "Tenant Improvement Allowance") of $4,680.00 for Suite 504, and $14,210.00 for Suite 500, for Tenant's required work in those suites which may be used by Tenant for any improvement it makes to those suites (provided the same is made in accordance with the Lease). The aggregate Tenant Improvement Allowance amount may be allocated by Tenant to improvement work in Suites 500 and 504 as Tenant may elect (e.g., Tenant may elect to shift some of the allowance allocated to Suite 500 over to Suite 504), provided that Landlord shall not be required to make available the amounts described above until following the commencement of the Lease for each respective Suite (i.e., Landlord shall not be required to make available the $14,210.00 amount allocated to Suite 500 until after the lease commences with respect to Suite 500). Tenant shall construct the tenant improvements for the Additional Premises in accordance with all applicable laws and codes and pursuant to plans and using such contractors as shall be approved in advance by Landlord. Landlord shall pay out the Tenant Improvement Allowance as any such work is completed based upon the stage of completion and provided Landlord has received bills and lien releases from Tenant's contractor(s) and/or suppliers, subject to a ten percent (10%) retention to be withheld until final, lien-free completion of the work. Tenant shall pay all costs for constructing its improvements in excess of the Tenant Improvement Allowance, and shall pay for all applicable fees and permits.

          6. Base Year. The Base Year for the Additional Premises shall be the 1999 calendar year. Upon commencement of the term for Suite 504, Tenant's percentage share of increases in operating costs and property taxes shall be increased by an amount equal to one and thirty-four one hundredths percent (1.34%), and upon commencement of the term for Suite 500, Tenant's percentage share of increases in operating costs and property taxes shall be increased by an amount equal to two and three one-hundredths percent (2.03%).

          7. Right of First Refusal on the 5th Floor.

                  (a) Landlord hereby agrees that should space become available on the 5th floor of the Building, other than the Premises and the Additional Premises, and Landlord receives a bona fide third party offer to lease such available space upon terms and conditions acceptable to Landlord ("third party offer"), Landlord shall give notice to Tenant that such space is available for lease by Tenant upon the terms and conditions set forth in such third party offer. If Tenant desires to exercise its right to lease such space, Tenant must give Landlord notice of its intent to exercise such right stating Tenant's unequivocal acceptance of such offered terms and conditions no later than five
(5) business days after Landlord sends Tenant such notice of availability. If Tenant does not timely provide Landlord with such written notice and acceptance, then Landlord shall thereafter be free to lease such space to any third party upon any terms Landlord deems acceptable. In the event Tenant exercises a right to add additional space in accordance with this paragraph, Tenant's percentage share of increases in operating expenses and taxes shall be increased proportionately in accordance with the terms of the Lease.

                  (b) Space subject to this paragraph shall be deemed to become available upon expiration or other termination of a lease to another tenant covering such space or any part of it, taking into account any renewals or extensions of such lease or new lease of such space to such existing tenant, and vacation of such space by such tenant.

                  (c) Notwithstanding any provision of this section, it is understood and agreed that the right of refusal described herein shall, as to any space offered hereunder, at Landlord's option terminate and be of no further force or effect if:

                      (i) Landlord gives Tenant a written notice of the availability of such space upon the terms provided hereinabove, and Tenant does not notify Landlord, in writing, of Tenant's acceptance of such terms when and as hereinabove provided, time being of the essence;

                      (ii) Landlord presents Tenant with an "Amendment to Lease" to incorporate the space into the Premises upon the terms described above, and Tenant fails to execute such Amendment within fifteen (15) days after its receipt;

                      (iii) At any time that any portion of the space becomes or is available until an "Amendment to Lease" is fully executed, Tenant is in default in the performance of any of the covenants, conditions or agreements to be performed under the Lease beyond any applicable cure period;

                      (iv) The original term of the Lease expires or is terminated.

          8. FTI Termination. Notwithstanding anything to the contrary herein, Landlord's obligation to deliver Suite 504 shall be conditioned upon the execution by Forensic Technologies Inc., the current tenant of Suite 504, of a Lease Termination Agreement satisfactory to Landlord in its sole discretion. If for any reason Landlord cannot deliver Suite 504 to Tenant on or before May 15, 1999, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder, and Tenant agrees to accept possession of Suite 504, and the term hereof with respect to Suite 504 shall commence, at such time as Landlord does deliver same to Tenant.

          9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

          10. Limitation of Amendment. Except as specifically modified by this Amendment, all of the terms and provision of the Lease shall remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


TENANT:                                       LANDLORD:

INSTANT VIDEO TECHNOLOGIES,                   BPG SANSOME, L.L.C., a Delaware
INC., a Delaware corporation                  limited liability company

                                              By: BPG PARTNERS, LLC,
                                                  Managing Member

Its: Edward H. Davis                              By: Richard J. Johnson
     --------------------------------
By:  Edward H. Davis                                  Richard J. Johnson
     --------------------------------
Its: Vice President & General Counsel
     --------------------------------

                                   Exhibit A




                               [Graphic Omitted]


                                                                     FIFTH FLOOR

                          COMMENCEMENT DATE MEMORANDUM

To:      Instant video Technologies                                 May 21, 1999
         500 Sansome Street, Suite 503
         San Francisco, CA 94111

Re: Ninth Amendment to Lease dated May 5, 1999, between BPG Sansome, LLC, Lessor, and Instant Video Technologies, Inc., Lessee, concerning the Additional Premises (Suite 504) located at 500 Sansome Street, San Francisco.

In accordance with the original Lease and the subject Ninth Amendment to Lease (together the "Lease"), we wish to advise and/or confirm as follows:

1) The Additional Premises (Suite 504) have been accepted by the Tenant as being substantially complete in accordance with the Lease and there is no deficiency in construction.

2) Lessee has possession of the Additional Premises (Suite 504) and acknowledges that under the provisions of Lease, the term of said Lease for Suite 504 shall commence as of May 15, 1999, for a term of thirty-two and one half (32.5) months ending on January 31, 2002.

3) In accordance with the Lease, Rent commenced to accrue for Suite 504 on May 15, 1999.


4) If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the frill amount of the monthly installment as provided for in the Lease.

5) Rent is due and payable in advance on the first day of each and every month. Rent checks should be made payable to BPG Sansome, LLC and delivered to:

                                   BPG Sansome, LLC
                                   PO Box 8743
                                   Los Angeles, CA 90088-8743

6) The rentable square footage in the Additional Premises (Suite 504) is 1,872.

7)       Tenant's Percentage Share for Suite 504 is 1.34%.

Lessor:                                         Lessee:

BPG Sansome, LLC                                Instant Video Technologies, Inc.
a Delaware limited liability company            a Delaware corporation
500 Sansome Street, Suite 608                   500 Sansome Street, Suite 503
San Francisco, CA 94111                         San Francisco CA 94111

By:      BPG Partners, LLC                      By: /s/ David Morgenstein
         Managing Member                            ----------------------------

                                               Print Name: David Morgenstein
                                                           ---------------------
By:      /s/ Richard J. Johnson                Title: C.O.O.
         -----------------------                      --------------------------
         Richard J. Johnson
         Manager

                        Commercial Use License Agreement

This COMMERCIAL USE LICENSE AGREEMENT (this "Agreement") is made and entered into on this 7th day of May, 1999, by and between BPG SANSOME, LLC ("Owner") through BPG PARTNERS, LLC ("Managing Member") and INSTANT VIDEO TECHNOLOGIES, lNC. ("User");

                                   WITNESSETH:

In consideration of the mutual Premises, covenants and agreements herein set forth, the parties hereby agree as follows:

1. LICENSE: Owner hereby grants to User a license to occupy and use, subject to all of the terms and conditions hereinafter stated, the certain spaces known as Storage Rooms S-20 & S-21 (the "Premises") consisting of approximately 566 rentable square feet located in the basement of the property commonly known as 500 Sansome Street, located in San Francisco, California (the "Property"), the Premises being more particularly set forth in Exhibit "A", attached hereto and made a part hereof.

2. USE: The Premises may be occupied and used by User solely for the following purpose; as storage for non-hazardous materials only, and for no other purpose.

3. TERM: The User shall use the Premises under this Agreement for the period commencing the first day of June, 1999, and terminating upon receipt of thirty
(30) days written notice provided by either party to the other party.

4. RENTAL: User shall pay to Owner as follows:
Fifteen and No/l00 Dollars ($15.00) per rentable square foot per annum, or $707.50 dollars per month, due on the first day of each month. A late fee equal to five percent (5%) of the overdue amounts will be assessed on amounts not received within five (5) days of the due date. In addition, for all amounts not paid within 30 days of the due date, owner may charge interest on such past due amounts equal to the lesser of (a) 3% per annum over the prime rate in effect at Wells Fargo Bank or (b) the maximum lawful rate.

5. SUPERVISION OF EMPLOYEES: User shall at all times during its use of the Premises provide sufficient supervision and maintain adequate control, of its employees, guests, or invitees.

6. NO PARTNERSHIP IMPLIED: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that nothing contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of licensor and licensee.

7. NOTICES: All notices, requests, demands, consents, approvals or other communications sent in accordance with the Agreement shall hereinafter be addressed to the parties as follows:

          Owner:           BPG Sansome, LLC
                           500 Sansome Street
                           Suite 608
                           San Francisco, CA 94111

          and

          User:            Instant Video Technologies, Inc.
                           500 Sansome Street
                           Suite 503
                           San Francisco, CA 94111

IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year first hereinabove written.

BPG Sansome, LLC, a Delaware limited liability company (Owner)
By: BPG Partners, LLC, a Delaware limited liability company, its Managing Member

By:    /s/ Michael S. Baskauskas
       -------------------------

Name:  Michael S. Baskauskas
       -------------------------

Title: Executive Vice President
       -------------------------

Instant Video Technologies, Inc. (User)

By: /s/ David Morgenstein
    ----------------------------

 Name: David Morgenstein
       -------------------------

Title: C.O.O.
       -------------------------

                                    EXHIBIT A




                               [Graphic Omitted]




500 SANSOME STREET                                                      BASEMENT
--------------------------------------------------------------------------------
SAN FRANCISCO, CA

                            TENTH AMENDMENT TO LEASE

          THIS TENTH AMENDMENT TO LEASE (hereinafter "Amendment") is made and entered into as of June 24, 1999, by and between BPG SANSOME, L.L.C., a Delaware limited liability company, as successor-in-interest to 500 Sansome Street Company, a limited partnership ("Landlord"), and INSTANT VIDEO TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

          A. Landlord's predecessor-in-interest, 500 Sansome Street Company, and Tenant heretofore have entered into a Lease dated as of February 15, 1993, as amended by that certain First Amendment to Lease dated as of February 9, 1994, that certain Second Amendment to Lease dated as of June 9, 1994, that certain Third Amendment to Lease dated as of January 13, 1995, that certain Fourth Amendment to Lease dated as of June 12, 1995, that certain Fifth Amendment to Lease dated as of February 13, 1996, that certain Sixth Amendment to Lease dated as of August 2, 1996, and that certain Seventh Amendment to Lease dated as of May 1, 1997, each executed by 500 Sansome Street Company and Tenant, together with that certain Eighth Amendment to Lease dated as of October 12, 1998, and that certain Ninth Amendment to Lease dated as of May 5, 1999 (collectively, "Lease"), pursuant to which Tenant leases from Landlord certain premises designated as Suites 500, 502, 503, 504, 505 and 506 containing an aggregate of approximately 10,662 rentable square feet (the "Premises") on the fifth floor of that certain building known as 500 Sansome Street, San Francisco, California ("Building").

          B. The Lease, as amended, is scheduled to expire on January 31, 2002 (the "Termination Date"). Landlord and Tenant now desire to amend the Lease on the terms and conditions contained in this Amendment to provide for (i) the expansion of the Premises into space containing 2,237 rentable square feet located on the second floor of the Building known as Suite 201 (the "Additional Premises"), (ii) the payment by Landlord to Tenant of an allowance for improvements to the Additional Premises, and (iii) the establishment of a commencement date, Base Year, and rental rate for the Additional Premises. With the expansion of the Premises contemplated hereby, Tenant's total leased space shall comprise 12,899 rentable square feet.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Defined Terms. Unless defined otherwise herein, all capitalized terms used in this Amendment shall have the meanings attributed to such terms in the Lease.

          2. Leasing of Additional Premises. Upon and subject to the terms hereof, Landlord hereby leases to Tenant the Additional Premises (as shown on Exhibit A attached hereto) for the term set forth in Section 3 below. Unless otherwise provided in this Amendment, from and after the commencement date set forth in Section 3 below, Tenant shall observe and perform, with respect to the Additional Premises, all obligations of Tenant pursuant to the Lease.

          3. Term. The term of the lease for the Additional Premises shall commence upon delivery, anticipated to occur on or before July 1, 1999, and expire on the Termination Date. Within thirty (30) days following the determination of the commencement date for the Additional Premises, Landlord and Tenant shall execute a Commencement Date Memorandum confirming. the commencement date for the Additional Premises. Upon the expiration or earlier termination of the term of the Lease, Tenant shall vacate and surrender the Premises and the Additional Premises to Landlord in the condition required by Section 12 of the Lease and otherwise pursuant. to the terms of the Lease.

          4. Rental Rate. From the commencement date for the Additional Premises as provided herein, Tenant shall pay to Landlord as basic rental the sum of $36.00 per rentable square foot per year.

          5. Tenant Improvement Allowance. On or before the commencement date, Landlord shall deliver to Tenant the Additional Premises in its current "As Is" condition, and, except as provided herein, Landlord shall have no obligation whatsoever to provide any alterations or improvements with regard to the Additional Premises. Landlord shall provide Tenant with an allowance (the "Tenant Improvement Allowance") of $4,474.00 for the Additional Premises (equal to $2.00 per rentable square foot of the Additional Premises), for Tenant's required work in the Additional Premises which may be used by Tenant for any improvement it makes to the Additional Premises (provided the same is made in accordance with the Lease). Tenant shall construct the tenant improvements for the Additional Premises in accordance with all applicable laws and codes and pursuant to plans and using such contractors as shall be approved in advance by Landlord. Landlord shall pay out the Tenant Improvement Allowance as any such work is completed based upon the stage of completion and provided Landlord has received bills and lien releases from Tenant's contractor(s) and/or suppliers, subject to a ten percent (10%) retention to be withheld until final, lien-free completion of the work. Tenant shall pay all costs for constructing its improvements in excess of the Tenant Improvement Allowance, and shall pay for all applicable fees and permits.

          6. Base Year. The Base Year for the Additional Premises shall be the 2000 calendar year. Upon commencement of the term for the Additional Premises, Tenant's percentage share of increases in operating costs and property taxes shall be increased by an amount equal to one and sixty one hundredths percent (1.60%).

          7. First Month's Rent; Increase of Security Deposit. Upon execution of this Amendment, Tenant shall deposit with Landlord the sum of $13,422.00, of which $6,711 shall be credited towards the first month's basic rental due for the Additional Premises, and of which $6,711 shall be added to the Security Deposit held by Landlord pursuant the Lease as security for tenant's performance of its obligations under the Lease.

          8. Delay in Delivery. If for any reason Landlord cannot deliver the Additional Premises to Tenant on or before July 1, 1999, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder, and Tenant agrees to accept possession of the Additional Premises, and the term hereof with respect to the Additional Premises shall commence, at such time as Landlord does deliver same to Tenant.

          9. Broker. Landlord shall be responsible, pursuant to a separate agreement, for payment of a brokerage commission to Belvedere Associates, Inc. (as the broker for Tenant) (the "Broker") in connection with this Amendment. Landlord and Tenant each represent and warrants to the other that no party other than Broker is entitled to any fee or commission in connection with the negotiation or consummation of this Amendment. Landlord and Tenant shall each indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any broker, finder or other similar party other than Broker by reason of this Amendment.

          10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

          11. Limitation of Amendment. Except as specifically modified by this Amendment, all of the terms and provision of the Lease shall remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:                                       LANDLORD:

INSTANT VIDEO TECHNOLOGIES,                   BPG SANSOME, L.L.C., a Delaware
INC., a Delaware corporation                  limited liability company

                                              By: BPG PARTNERS, LLC,
                                                  Managing Member

Its: /s/ David Morgenstein                        By: Richard J. Johnson
     ----------------------                           --------------------------
By:  /s/ David Morgenstein                            Richard J. Johnson
     ----------------------                           Manager
Its: C.O.O.
     ----------------------

                                    Exhibit A



                               [Graphic Omitted[


                                                                    SECOND FLOOR

                                                                      REFERENCE
                                                                        NORTH

                                       500
                                 SANSOME STREET

                          COMMENCEMENT DATE MEMORANDUM


To:      Instant Video Technologies                                July 7, 1999
         500 Sansome Street, Suite 503
         San Francisco, CA 94111


 Re: Tenth Amendment to Lease dated June 24, 1999, between BPG Sansome, LLC, Lessor, and Instant Video Technologies, Inc., Lessee, concerning the Additional Premises (Suite 201) located at 500 Sansome Street, San Francisco.


In accordance with the original Lease and the subject Tenth Amendment to Lease (together the "Lease"), we wish to advise and/or confirm as follows:

 1) The Additional Premises (Suite 201) have been accepted by the Tenant as being substantially complete in accordance with the Lease and there is no deficiency in construction.

 2) Lessee has possession of the Additional Premises (Suite 201) and acknowledges that under the provisions of Lease, the term of said Lease for Suite 201 shall commence as of July 1, 1999, for a term of thirty-one (31) months ending on January 31, 2002.

 3) In accordance with the Lease, Rent commenced to accrue for Suite 201 on July 1, 1999.

 4) If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

 5) Rent is due and payable in advance on the first day of each and every month. Rent checks should be made payable to BPG Sansome, LLC and delivered to:

                                   BPG Sansome, LLC
                                   P0 Box 8743
                                   Los Angeles, CA 90088-8743

 6) The rentable square footage in the Additional Premises (Suite 201) is 2,237.

 7)      Tenant's Percentage Share for Suite 201 is 1.60%.

Lessor:                                         Lessee:
BPG Sansome, LLC                                Instant Video Technologies, Inc.
a Delaware limited liability company            a Delaware corporation
500 Sansome Street, Suite 608                   500 Sansome Street, Suite 503
San Francisco, CA 94111                         San Francisco, CA 94111

By:      BPG Partners, LLC                      By: /s/ David Morgenstein
         Managing Member                            ----------------------------
                                                Print Name: DAVID MORGENSTEIN
                                                            --------------------
By:      /s/ Richard J. Johnson                 Title: C.O.O.
         -----------------------                       -------------------------
         Richard J. John
         Manager

500 SANSOME STREET COMPANY
500 Sansome Street
San Francisco, CA 94111


                          ESTOPPEL CERTIFICATE (TENANT)

Re:       Landlord:                        500 Sansome Street Company
                                           a California limited partnership

          Tenant:                          Instant Video Technologies, Inc.

          Premises:                        Office Building located at
                                           500 Sansome Street,
                                           Suites 503 and 505,
                                           San Francisco, California

Lease Dated:                               February 15, 1993

Commencement Date                          Original Date: February 16, 1993
of Lease;                                  Amended Date: May 15, 1997

Basic Lease Term:                          Six (6) months

Security Deposit:                          $9,312.00

Gentlemen:

         The undersigned, Tenant under the above described lease (the "Lease"), hereby confirms, as of the date hereof the following:

         1.       That  Exhibit  A  attached   hereto  and  by  this   reference
                  incorporated herein is a true, complete and accurate copy of the Lease.

         2. The undersigned is in full and complete possession of the Premises; that the Premises are accurately designated and shown on Exhibit A; and that the information hereinabove as to Landlord, Tenant, Premises, Lease Date, Commencement Date of Lease, Basic Lease Term and Security Deposit is true and correct.

         3. That the Lease is in full force and effect; that there are no existing conditions on the part of the Landlord under the terms thereof, including without limitation, any requirement of the Landlord to install tenant improvements, nor are there any existing defaults under the Lease, or otherwise, which would give the undersigned the right to cancel or terminate the Lease. None

         4.       That  subsequent to the date  thereof;  the Lease has not been
                  amended,  modified,   supplemented  or  superseded  except  as
                  follows:

                  First Amendment to Lease dated February 9, 1994

                  Second Amendment to Lease dated June 9, 1994

                  Third Amendment to Lease dated January 13, 1995

                  Fourth Amendment to Lease dated June 12, 1995

                  Fifth Amendment to Lease dated February 13, 1996

                  Sixth Amendment to Lease dated August 2, 1996

                  Seventh Amendment to Lease dated May 1, 1997

                                    EXHIBIT I

          5. That the undersigned has received no rental inducements, free rent, or any other economic inducement to enter into the lease except as follows: None

          6. That no rents have been prepaid except as provided by the Lease; and that the undersigned does not now have or hold any claims against Landlord which might be set off or credited against future-accruing rents, except as follows: None

          7. That the undersigned has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents secured "herein," except as follows: None

          8. That the undersigned has no options with respect to the premises except as follows: Provided that Tenant is not in default, tenant shall have the option to extend the term of this Lease for an additional period of three (3) years (the "Extension Term").

          9. That the undersigned is not the subject of any bankruptcy, reorganization or insolvency proceedings.

         10. That the undersigned has no option or right of first refusal to purchase the Office Building of which the Premises are a part. The undersigned acknowledges that it is aware that this Estoppel Certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust or any assignee or successor to any thereof.


Dated: 22 May, 1997

                                                INSTANT VIDEO TECHNOLOGIES, INC.

                                                --------------------------------

                                                --------------------------------

                                                By: ????????????
                                                    ----------------------------
                                                Its: Chairman/CEO
                                                     ---------------------------

          We agree with and confirm the information contained in the foregoing Estoppel Certificate.

                                          LANDLORD
                                          500 SANSOME STREET COMPANY,
                                          a California limited partnership

                                          By: _______________________________
                                              Peter A. Salz, its General Partner


Dated: _______________, 1997


                                   EXHIBIT I

                                 TENANT ESTOPPEL


                                 August 31, 1998


Prime Capital Funding, LLC
230 Park Avenue
New York, New York


          Re: Lease between BPG SANSOME, LLC, as Landlord or its assignees ("Landlord"), and INSTANT VIDEO TECHNOLOGIES, INC. as Tenant ("Tenant"), dated February 15, 1993 for approximately 3,468 square feet of space in 500 Sansome Street, San Francisco, California (the "Project") (the "Lease")

Gentlemen:

          Tenant understands that PRIME CAPITAL FUNDING, LLC or an affiliate (together with its successors and assigns, "Lender") intends to make a loan to BPG SANSOME, LLC ("Borrower") to be secured by the Project. Tenant presently leases premises within the Project pursuant to the Lease, and, in connection with the foregoing, Tenant does hereby certify to Borrower and Lender as follows:


         (a) The Lease is in full force and effect; there are no amendments or modifications of any kind to the Lease except the following: First Amendment dated February 9, 1994; Second Amendment dated June 9, 1994; Third Amendment dated January 13, 1995; Fourth Amendment dated June 12, 1995; Fifth Amendment dated February 13, 1996; Sixth Amendment dated August 2, 1996; Seventh Amendment dated May 1, 1997; there are no other promises, agreements, understandings, or commitments between Landlord and Tenant relating to the premises leased under the Lease; and Tenant has not given Landlord any notice of termination hereunder;

         (b) There has not been and is now no subletting of the leased premises, or any part thereof, or assignment by Tenant of the Lease, or any rights therein, to any party;

         (c) A security deposit in the amount of $9,312.00 has been given by Tenant under the terms of, or with respect to, the Lease;

         (d) No uncured default, event of default, or breach by Landlord exists under the Lease, no facts or circumstances exist that, with the passage of time, will or could constitute a default, event of default, or breach under the Lease. Tenant has made no claim against Landlord alleging Landlord's default under the Lease;

         (e) Tenant is in full and complete possession of its leased premises in the Project and has accepted its leased premises in the Project, including any work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and all common areas of the Project (including, without limitation, parking areas, sidewalks, access ways and landscaping) are in compliance with the Lease and are satisfactory for Tenant's purposes;

         (f) To the best of Tenant's knowledge and belief, there are no rental, lease, or similar commissions payable with respect to the Lease, except as may be expressly set forth therein;

         (g) Tenant is obligated to pay rent to Landlord at the rate set forth in the Lease. Tenant is current with respect to, and is paying the full rent and other charges stipulated in the Lease (including, without limitation, common area maintenance charges) with no offsets, deductions, defenses or claims; and Tenant has not prepaid any rent or other amounts to Landlord other than rent and other charges due and payable in the calendar month of this certification;

         (h) Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease, and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the Lease;

         (i) The current monthly estimated operating expense passthrough charge paid by Tenant under the Lease is $292.00;

         (j) The monthly storage rent under the month to month lease for storage space is $0.00;

         (k) The monthly base rent under the Lease is $6,936.00 and has been paid by Tenant through August 31, 1998;

         (l) Tenant is open for business and in operation in the Project;

         (m) Tenant agrees to provide copies of all notices given to Landlord under the Lease to Lender at the following address:

                           Prime Capital Funding, LLC
                           77 West Wacker Drive, Suite 3900
                           Chicago, Illinois 60601
                           Attn:  Victoria A. Cory, Senior Vice President

         (n) The undersigned representative of Tenant is duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant;

         (o) Tenant agrees and acknowledges that the Lease is and shall be subordinate to the mortgage/deed of trust in favor of Lender. Tenant agrees that, in the event

Lender becomes the owner of the premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term hereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender an appropriate agreement of attornment to Lender and any subsequent titleholder of the premises.

         (p) Tenant acknowledges that the initial term of the Lease commenced on February 16, 1993, and shall expire on November 14, 2000, unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the lease term, except as follows: None.

         (q) Tenant has no option or right to purchase the property of which the demised premises are a part, or any part thereof.

         (r) Tenant understands and acknowledges that you are about to make a loan to Landlord and receive as part of the security for such loan (i) a Mortgage/Deed of Trust encumbering Landlord's fee interest in the Project (of which the demised premises are a portion) and the rents, issues and profits of the Lease (the "Mortgage"), and (ii) an Assignment of Leases and Rents ("Assignment of Leases") which affects the Lease, and that you (and persons or entities to whom the Mortgage and/or Assignment of Leases may subsequently be assigned) are relying upon the representations and warranties contained herein in making such loan. Further, Tenant has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to you as security for the aforesaid loan secured by the Mortgage. In the event that you (or any person or entity to whom the Mortgage and/or Assignment of Leases may subsequently be assigned) notify Tenant of a default under the Mortgage of Assignment of Leases and demand that Tenant pay its rent and all other sums due under the Lease to you (or such future lender), Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to you (or such future lender) or as otherwise required pursuant to such notice.

          Tenant acknowledges and agrees that Landlord and Lender shall be entitled to rely on Tenant's certifications set forth herein. Tenant hereby further agrees for a period of thirty (30) days from the date hereof to notify Landlord and Lender in writing at the address set forth above of any changes in the truth and accuracy of any of the certifications contained herein promptly upon Tenant's learning of each such change.

          IN WITNESS WHEREOF, Tenant has executed this instrument this 22nd day of September, 1998.


                                           TENANT:
                                           -------

                                           INSTANT VIDEO TECHNOLOGIES, INC.,
                                           a Delaware corporation


                                           By: /s/ Edward H. Davis
                                               -------------------------

                                           Name: Edward H. Davis
                                                 -----------------------

                                           Title: V.P. General Counsel
                                                  ----------------------

                           TENANT ESTOPPEL CERTIFICATE


         To: FINOVA REALTY CAPITAL INC., a Delaware corporation, its successors and assigns (collectively "Lender")

                   The undersigned hereby certifies and agrees as follows:

                  1. The undersigned is the tenant (the "Tenant") under that certain Lease (the "Lease") by and between Tenant and BPG SANSOME, LLC, a Delaware limited liability company (such party, together with its successors and assigns hereinafter collectively referred to as the "Landlord") dated February
15, 1993 affecting space in the building known as Suites 502, 503 and 506, located at 500 Sansome Street, San Francisco, California (the "Building").

                  2. The Lease commenced on February 16, 1993.

                  3. The Lease expires on January 31, 2002. Tenant has no option or other right to extend the term of the Lease beyond January 31, 2002.

                  4. Tenant has accepted and is occupying the entire premises demised to it under the Lease (the "Premises") and all improvements to the Premises required by the Lease have been completed by Landlord in accordance with the Lease.

                  5. Tenant has not paid rent or additional rent beyond the current month and agrees not to pay rent or additional rent more than one month in advance at anytime.

                  6. Rent payable in the amount of $13,136.00 per month has been paid through December 31, 1998.

                  7. To Tenant's knowledge, there are no defenses to or offsets against the enforcement of the Lease or any provision thereof by the Landlord.

                  8. Tenant has deposited $9,312.00 as a security deposit with Landlord pursuant to the terms of the Lease.

                  9. Landlord has not agreed to grant Tenant any free rent or rent rebate or to make any contribution to tenant improvements. Landlord has not agreed to reimburse Tenant for or to pay Tenant's rent obligation under any other lease.

                  10. Tenant has not advanced any funds for or on behalf of Landlord for which Tenant has a right to deduct from or offset against future rent payments.

                  11. The Lease is in full force and effect without default thereunder by Tenant or, to the best knowledge of Tenant, Landlord.

                  12. The Lease is the entire agreement between the Landlord and Tenant pertaining to the Premises.

                  13. The Lease has not been amended, modified or supplemented except the following: First Amendment dated February 9, 1994, Second Amendment dated June 9, 1994, Third Amendment dated January 13, 1995, Fourth Amendment dated June 12, 1995, Fifth Amendment dated February 13, 1996, Sixth Amendment dated August 2, 1996, Seventh Amendment dated May 1, 1997 and Eighth Amendment dated October 12, 1998.

                  14. Tenant does not have any purchase option or first refusal right with respect to the Building. Tenant does not have any right or option for additional space in the Building.

                  15. Since the date of the Lease, there has been no material adverse change in the financial condition of Tenant, and there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy, reorganization, arrangement, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

                  16. Tenant will not seek to terminate the Lease or seek or assert any set-off or counterclaim against the rent or additional rent by reason of any act or omission of the Landlord, until Tenant shall have given written notice of such act or omission to Lender.

                  Tenant acknowledges that Lender will rely on this Certificate in making a loan or otherwise extending credit to Borrower.


                                            INSTANT VIDEO TECHNOLOGIES, INC.,
                                            a Delaware corporation


                                            By: /s/ David Morgenstein
                                                ----------------------------

                                            Print Name: David Morgenstein
                                                        --------------------
                                            Title: C.O.O.
                                                   -------------------------